United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.                )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GALECTIN THERAPEUTICS INC.

(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

October 12, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 annual meeting of stockholders (the “2021 Annual Meeting”) of Galectin Therapeutics Inc. The meeting will be held on Friday, December 3, 2021 at 11:00 a.m., Eastern Standard Time. Due to the potential travel and other impacts of the coronavirus outbreak (COVID-19), Galectin Therapeutics is conducting the 2021 Annual Meeting via an online-only format. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with internet connectivity. The 2021 Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to participate in this year’s virtual meeting can be found on page 40.

The meeting will be held for the following purposes:

1.	To elect the eleven (11) nominees for director named in the accompanying proxy statement to hold office until the 2022 annual meeting of our stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3.	To adopt and approve an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.

4.	To approve an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

5.

To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.

6.

To authorize the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

7.	To transact such other business as may properly come before the meeting or any adjournments of the 2021 Annual Meeting.

Only holders of the Company’s Common Stock or Series A 12% Convertible Preferred Stock of record as of October 7, 2021 are entitled to notice of and to vote at the 2021 Annual Meeting. These items of business are more fully described in the proxy statement accompanying this letter.

The Company is pleased to save costs and help protect the environment by using the “Notice and Access” method of delivery for its proxy materials. Instead of receiving paper copies of our proxy materials, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), in the mail, stockholders will receive a Notice Regarding the Availability of Proxy Materials, which provides an internet website address where stockholders can access electronic copies of the proxy materials.

Your vote is very important. Regardless of whether you plan to attend the 2021 Annual Meeting, please promptly vote your shares. You may vote your shares over the internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the 2021 Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Annual Meeting and Voting Rights on page 1 of the proxy statement.

In addition, the proxy statement contains other important information about Galectin Therapeutics, including information about the role and responsibilities of our Board of Directors and its committees, information about executive compensation, and information about the beneficial ownership of Galectin Therapeutics’ securities.

If you have any questions or need assistance voting your shares, please contact Kingsdale Advisors, our proxy solicitor, by calling 1-800-775-1986 or by emailing contactus@kingsdaleadvisors.com.

Sincerely yours,

Joel Lewis
President and Chief Executive Officer

GALECTIN THERAPEUTICS INC.

4960 Peachtree Industrial Blvd., Suite 240

Norcross, Georgia 30071

NOTICE OF THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Time:	11:00 a.m. Eastern Standard Time on Friday, December 3, 2021; Online access begins at 10:45 a.m. on December 3, 2021.

Place:	The Annual Meeting will be held virtually via the internet, at www.virtualshareholdermeeting.com/GALT2021.

Items of Business:	1. To elect the eleven (11) nominees for director named in the proxy statement accompanying this Notice to serve until our 2022 annual meeting of stockholders.

2. To ratify the selection by the Audit Committee of the Board of Directors of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

3. To adopt and approve an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.

4. To approve an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

5.  To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.

6.  To authorize the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

7. To transact such other business as may properly come before the meeting or any adjournments of the 2021 Annual Meeting.

Who Can Vote:	You can vote if you were a stockholder of record of our Common Stock or our Series A 12% Convertible Preferred Stock, as of the close of business on October 7, 2021.

Proxy Materials:	You may access our Annual Report and this Notice and proxy statement at www.proxyvote.com and on our website at www.galectintherapeutics.com. Instructions on how to obtain a paper copies of the proxy materials are on page 29 of this notice.

Date of Mailing:	This Notice, the proxy statement and the form of proxy are first being made available to stockholders on or about October 12, 2021.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT PROMPTLY VOTE YOUR SHARES BY FOLLOWING THE INSTRUCTIONS ON THE NOTICE CARD OR PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting to be Held December 3, 2021.

The Letter to Stockholders, Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K, are available at: www.proxyvote.com

By Order of the Board of Directors

Jack W. Callicutt
Chief Financial Officer and Corporate Secretary

Page
PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS To Be Held on December 3, 2021	1
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	9
PROPOSAL NO. 1 ELECTION OF DIRECTORS	10
EXECUTIVE OFFICERS	13
CORPORATE GOVERNANCE	13
DIRECTOR COMPENSATION	19
EXECUTIVE COMPENSATION	21
SUMMARY COMPENSATION TABLE	26
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020	27
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	30
FEES PAID TO CHERRY BEKAERT LLP	30
PROPOSAL NO. 3 TO ADOPT AND APPROVE AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED COMMON STOCK FROM 100,000,000 TO 150,000,000	31
PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO OUR 2019 OMNIBUS EQUITY INCENTIVE PLAN TO RESERVE AN ADDITIONAL 3,000,000 SHARES FOR ISSUANCE UNDER THE PLAN	32
PROPOSAL NO. 5 TO AUTHORIZE AND APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, THE ISSUANCE OF UP TO 7,645,268 SHARES OF OUR COMMON STOCK UPON CONVERSION, EXCHANGE OR OTHERWISE OF PRINCIPAL AND ACCRUED INTEREST TO RICHARD E. UIHLEIN, OUR CHAIRMAN OF THE BOARD OF DIRECTORS, PURSUANT TO THE TERMS OF CERTAIN USECURED CONVERTIBLE NOTES AGGREGATING $30,000,000 AND THE RELATED ACCRUED INTEREST	36
PROPOSAL NO. 6 ADJOURNMENT OF THE 2021 ANNUAL MEETING	38
PROPOSALS OF STOCKHOLDERS	39
ANNUAL REPORT	39
HOW TO ATTEND THE 2021 ANNUAL MEETING	40
Appendix A	A-1
Appendix B	B-1

GALECTIN THERAPEUTICS INC.

4960 Peachtree Industrial Blvd., Suite 240

Norcross, Georgia 30071

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on December 3, 2021

This proxy statement contains information about the 2021 annual meeting of stockholders (“2021 Annual Meeting”) of Galectin Therapeutics Inc. (referred to in this proxy statement as “Galectin”, “Galectin Therapeutics”, “the Company”, “we”, “our” or “us”). The 2021 Annual Meeting will be held virtually over the internet on Friday, December 3, 2021, beginning at 11:00 a.m. Eastern Standard Time, at www.virtualshareholdermeeting.com/GALT2021. Online access begins at 10:45 a.m. on the date of the 2021 Annual Meeting. Due to the potential travel and other impacts of the coronavirus outbreak (COVID-19), the Company is conducting an online-only format for the 2021 annual meeting. Stockholders will be able to listen, vote, and submit questions from their home or any remote location with internet connectivity. The 2021 Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Information on how to participate in this year’s virtual meeting can be found on page 30.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the 2021 Annual Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions on your proxy, it will be voted in accordance with the recommendations of our Board of Directors.

These proxy materials, together with our Annual Report to stockholders on Form 10-K for our 2020 fiscal year, are first being made available to stockholders on or about October 12, 2021 and are also available online at www.proxyvote.com and at www.galectintherapeutics.com. For ease of voting, stockholders are encouraged to vote using the Internet. We encourage you to access and review all of the important information in the proxy materials before voting.

If you have questions about the proposals to be voted on at the 2021 Annual Meeting or this proxy statement, would like additional copies of this proxy statement/prospectus, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Kingsdale Advisors, our proxy solicitor at:

Kingsdale Advisors

745 Fifth Avenue, 5th Floor

New York, NY 10151

Banks and Brokerage Firms Call: 416-867-2272         Shareholders Call Toll Free: 1-800-775-1986

Email: contactus@kingsdaleadvisors.com

Instructions on How to Attend the 2021 Annual Meeting

This year our annual meeting will be a virtual online-only meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. To participate in the 2021 Annual Meeting, visit www.virtualshareholdermeeting.com/GALT2021 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:45 a.m. Eastern Standard Time on December 3, 2021. The meeting will begin promptly at 11:00 a.m. Eastern Standard Time on December 3, 2021.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

If you want to submit question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/GALT2021, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. The 2021 Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you encounter any difficulties accessing the 2021 Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page at www.virtualshareholdermeeting.com/GALT2021.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why is the annual meeting held in a virtual, online-only format this year?

We are holding our 2021 annual meeting in a virtual, online-only format this year due to the potential travel and other impacts of the coronavirus outbreak (COVID-19). We believe that the virtual meeting format will facilitate stockholder attendance and participation at the annual meeting during the COVID-19 pandemic by enabling stockholders to participate remotely from any location.

What is the purpose of the annual meeting?

Our 2021 Annual Meeting will be held for the following purposes:

1.	To elect the eleven nominees named in this proxy statement for director to hold office until the 2022 annual meeting of our stockholders.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To adopt and approve an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.

4.	To approve an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

5.

To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.

6.

To authorize the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

7.	To transact such other business as may properly come before the meeting or any adjournments of the 2021 Annual Meeting.

Who can vote?

You may vote if you were a stockholder of Galectin Therapeutics as of the close of business on the record date, October 7, 2021. Shares outstanding on the record date are the following:

•	59,289,952 shares of common stock, par value $0.001 per share (“Common Stock”)

•	1,302,500 shares of Series A 12% Convertible Preferred Stock, par value $0.01 per share (“Series A Preferred Stock”).

The shares of Series A Preferred Stock vote on an as-converted basis with the shares of Common Stock. The shares of our Series C Super Dividend Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock”) do not have voting rights prior to conversion to Common Stock. The shares of the Series A Preferred Stock and the Series C Preferred Stock are hereafter referred to as the “Preferred Stock”.

How many votes do I have?

Each share of our Common Stock that you own on the record date entitles you to one vote on each matter subject to a vote. Each share of Series A Preferred Stock that you own on the record date entitles you to one-sixth vote (i.e. six shares of Series A Preferred Stock equals one vote) on each matter that is submitted to a vote of holders of our Common Stock.

Directors and executive officers of Galectin Therapeutics own or control the voting of 16,545,339 shares of Common Stock or the common equivalent of voting Preferred Stock, representing approximately 28% of the total outstanding voting shares at the record date. We expect all of these shares will be voted FOR all of the proposals as described in this proxy statement.

How do I vote?

If you are the record holder of your shares, meaning that you own your shares in your own name and not through a bank or brokerage firm, you may vote as follows:

1.

You may vote by mail. You may vote by completing and signing the proxy card enclosed with this proxy statement (or by requesting a paper copy of the materials if you only received an electronic version) and promptly mailing it in the enclosed postage-prepaid envelope. You do not need to put a stamp on the enclosed envelope if you mail it from the United States. The shares you own will be voted according to your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

2.

You may vote by Internet prior to the 2021 Annual Meeting. You may vote over the Internet as instructed on the proxy card enclosed with this proxy statement and accessing www.proxyvote.com. The shares you own will be voted according to your instructions on the proxy card submitted electronically. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

3.

You may vote during the 2021 Annual Meeting. If you attend the 2021 Annual Meeting virtually by visiting www.virtualshareholdermeeting.com/GALT2021 at 11:00 a.m. Eastern Standard Time on December 3, 2021, you may vote during the 2021 Annual Meeting. You will need the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

FOR the election of each of the eleven nominees to serve as directors on the Board of Directors until our 2022 annual meeting of stockholders.

FOR the ratification of the selection of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2021 fiscal year.

FOR, adopting and approving an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.

FOR approving an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.

FOR approving, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.

FOR authorizing the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Is my vote important?

Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions in this proxy statement. Choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

What if I return a proxy card but do not make specific choices?

Any proxy card returned without directions given will be voted (1) “FOR” the election of the nominees presented in this proxy statement to the Board of Directors, (2) “FOR” the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm to audit the financial statements for our 2021 fiscal year, (3) “FOR”, adopting and approving an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000, (4) “FOR” approving an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan, (5) “FOR” approving, for purposes of complying with Nasdaq

Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest, (6) “FOR” authorizing the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals, and (7) as to any other business that may come before the 2020 Annual Meeting, in accordance with the judgment of the person or persons named in the proxy.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters.

The proposals relating to the election of directors, an amendment to our Omnibus Equity Incentive Plan, and approval of shares of common stock upon conversion, exchange or otherwise to Richard E. Uihlein are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on these proposal. This is called a “broker non-vote.”

The proposals to ratify the selection of Cherry Bekaert LLP as our independent auditor for fiscal year 2021, amend our Restated Articles of Incorporation and adjourn the 2021 Annual Meeting are considered routine matters for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. In recent years, several large brokerage firms, such as Charles Schwab and TD Ameritrade have announced that they have eliminated discretionary voting for even “routine” matters. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for “routine” matters if you do not give voting instruction to your broker. Therefore, we urge every shareholder to vote their shares

Can I change my vote after I have mailed my proxy card or after I have voted my shares?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the meeting by doing any one of the following things:

•	signing another proxy with a later date;

•

giving our Corporate Secretary, Jack W. Callicutt, written notice to that effect. He may be contacted at 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071; telephone: 678-620-3186; e-mail: callicutt@galectintherapeutics.com;

•	voting again prior to the time at which the Internet voting facilities close by following the procedures applicable to that method of voting, as directed on the enclosed proxy card; or

•	attending the 2021 Annual Meeting virtually via the Internet and voting during the meeting.

How can I access the proxy materials over the internet?

You may view and also download our proxy materials, including the 2020 Annual Report, our Form 10-K for the year ended December 31, 2020, and the Notice by accessing www.proxyvote.com and on our website at www.galectintherapeutics.com

Who pays for the solicitation of Proxies?

The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors. We have engaged Kingsdale Advisors to assist in the solicitation of proxies for the 2021 Annual Meeting. We have agreed to pay Kingsdale Advisors a fee of up to $9,000, plus disbursements. We will reimburse Kingsdale Advisors for reasonable out-of-pocket expenses and will indemnify Kingsdale Advisors and its affiliates against certain claims, liabilities, losses, damages and expenses. Our officers, directors and employees may solicit proxies but will not be additionally compensated for such activities. We are also working with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such institutions and persons. We will reimburse their reasonable expenses.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 59,507,036 shares of Common Stock outstanding or deemed outstanding based on voting rights of Series A Preferred Stock on an as-converted basis. Thus, 19,835,679 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What vote is required for each item to pass?

Election of Directors. Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. There are eleven nominees and eleven positions to be filled; this means that the eleven individuals receiving the most votes will be elected. Abstentions and broker non-votes will not be relevant to the outcome, but abstentions and votes “withheld” are counted for the purpose of establishing a quorum.

Ratification of independent registered public accounting firm. The votes cast “for” must exceed the votes cast “against” in order to ratify the selection of Cherry Bekaert LLP, as our independent registered public accounting firm. Abstentions will be counted for the purpose of establishing a quorum but will not be relevant to the outcome.

Amendment to our Restated Articles of Incorporation. Approval of the amendment to our Restated Articles of Incorporation, requires a majority of all votes entitled to be cast on the matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote “against” on this proposal.

Amendment to our 2019 Omnibus Equity Incentive Plan. The votes cast “for” must exceed the votes cast “against” in order to approve the amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan. Abstentions will be counted for the purpose of establishing a quorum but will not be relevant to the outcome.

Approval of the Issuance of Shares to Richard E. Uihlein. The votes cast “for” must exceed the votes cast “against” in order to order to approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest. Abstentions will be counted for the purpose of establishing a quorum but will not be relevant to the outcome.

Approval of the adjournment of the 2021 Annual Meeting. The votes cast “for” must exceed the votes cast “against” in order to approve adjournment of the 2021 Annual Meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals. Abstentions will be counted for the purpose of establishing a quorum but will not be relevant to the outcome.

The proposals relating to the election of directors, an amendment to our Omnibus Equity Incentive Plan, and approval of shares of common stock upon conversion, exchange or otherwise to Richard E. Uihlein are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on these proposal. This is called a “broker non-vote.”

If your shares are held in street name and you do not provide voting instructions to your broker, bank or other nominee, your broker is entitled to vote your shares with respect to the proposals to ratify the selection of Cherry Bekaert LLP as our independent auditor for fiscal year 2021, amend our Restated Articles of Incorporation and adjourn the 2021 Annual Meeting because these proposals are considered routine matters for which brokerage firms may (or may not) vote shares for which they have not received voting instructions. In recent years, several large brokerage firms, such as Charles Schwab and TD Ameritrade have announced that they have eliminated discretionary voting for even “routine” matters. Therefore, we urge every shareholder to vote their shares.

What is “householding”?

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may household your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Galectin Therapeutics stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Corporate Secretary at Galectin Therapeutics, 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071, Attention: Corporate Secretary; telephone: 678-620-3186; e-mail: callicutt@galectintherapeutics.com.

How and when may I submit a stockholder proposal for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), the proposal must be received by our Corporate Secretary by June 14, 2022 for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than September 4, 2022 nor earlier than August 5, 2022, in order to be considered timely.

Notwithstanding the foregoing, if the date of the 2022 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2021 Annual Meeting of Stockholders, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating-stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Where can I find the voting results?

We will report the voting results on Form 8-K within four business days after the end of our 2021 Annual Meeting of stockholders. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the 2021 Annual Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional current report on Form 8-K to publish the final results.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 1, 2021, certain information concerning the beneficial ownership of our Common Stock and Series A Preferred Stock by (i) each person known by us to own beneficially five percent (5%) or more of the outstanding shares of each class, (ii) each of our directors, new director nominee and named executive officers, and (iii) all of our executive officers, directors and new director nominee as a group. The table also sets forth, in its final column, the combined voting power of the voting securities on all matters presented to the stockholders for their approval at the 2021 Annual Meeting.

The number of shares beneficially owned by each 5% stockholder, director or executive officer is determined under the rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares that the individual or entity has the right to acquire within 60 days after September 1, 2021 through the exercise of any stock option, warrant or other right, or the conversion of any security. Unless otherwise indicated, each person or entity has sole voting and investment power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Common Stock(3)	Shares of Series A Preferred Stock Beneficially Owned		Percent of Series A Preferred Stock(4)
5% Stockholders
James C. Czirr	13,013,596	(5)	19.9%	100,000		7.7%
10X Fund, L.P. (9)	11,971,188	(6)	18.4%	—		—
David Smith (8)	—		—	175,000		13.4%
Early Equities LLC (10)	—		—	100,000	(8)	7.7%
Richard E. Uihlein (12)	11,228,949	(13)	17.9%	—		—
Directors, New Director Nominee and Other Named Executive Officers
Gilbert F. Amelio, Ph.D.	135,614		*	—		—
James C. Czirr	13,013,596	(5)	19.9%	100,000		7.7%
Kary Eldred	911,575	(14)	1.5%	—		—
Kevin Freeman	891,910	(11)	1.5%	—		—
Joel Lewis	513,346		*	—		—
Gilbert S. Omenn, M.D., Ph.D.	260,990		*	50,000		3.8%
Marc Rubin, M.D.	118,146		*	—		—
Elissa J. Schwartz, Ph.D.	—		*	—		—
Harold H. Shlevin, Ph.D.	384,206		*	—		—
Richard E. Uihlein	11,228,949	(13)	17.9%	—		—
Richard A. Zordani	15,353		*	—		—
Pol F. Boudes, M.D.	72,500		*	—		—
Jack W. Callicutt	318,905		*	—		—
All executive officers and directors as a group (13 persons)	27,865,090	(7)	39.4%	150,000		11.5%

*	Less than 1%.
(1)	Except as otherwise indicated, the address for each named person is c/o Galectin Therapeutics Inc., 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071.

(2)

Includes the following number of shares of our Common Stock issuable upon exercise of outstanding stock options granted to our named executive officers and directors that are exercisable within 60 days after September 1, 2021.

Directors, Nominees and Named Executive Officers	Options Exercisable Within 60 Days
Gilbert F. Amelio, Ph.D.	75,000
James C. Czirr	255,125
Kary Eldred	101,875
Kevin Freeman	179,839
Joel Lewis	230,082
Gilbert S. Omenn, M.D., Ph.D.	178,750
Marc Rubin, M.D.	104,565
Harold Shlevin, Ph.D.	375,500
Richard E. Uihlein	66,362
Pol F. Boudes, M.D.	72,500
Jack Callicutt	314,706

All executive officers and directors as a group	1,954,304

(3)

For each named person and group included in this table, percentage ownership of our Common Stock is calculated by dividing the number of shares of our Common Stock beneficially owned by such person or group by the sum of (i) 59,289,952 shares of our Common Stock outstanding as of September 1, 2021 and (ii) the number of shares of our Common Stock that such person has the right to acquire within 60 days after September 1, 2021.

(4)	Based on 1,302,500 shares of Series A preferred stock outstanding as of September 1, 2021.
(5)

Includes (i) 6,238,935 common shares, and (ii) 5,732,253 common shares issuable upon exercise of warrants, as to which Mr. Czirr, in his capacity as a managing member of 10X Capital Management Fund, LLC, a Florida limited liability company and general partner of 10X Fund (referred to herein as 10X Management) has shared voting and investment power, and disclaims beneficial ownership; also includes 770,616 shares of Common Stock owned by Mr. Czirr, 255,125 shares issuable upon the exercise of vested stock options owned by Mr. Czirr, and 16,667 shares of our Common Stock issuable upon conversion of Series A preferred stock owned by Mr. Czirr

(6)	Includes (i) 6,238,935 common shares, and (ii) 5,732,253 common shares issuable upon exercise of warrants.
(7)

Includes (i) 5,732,253 common shares issuable upon exercise of warrants and (ii) 6,238,935 common shares owned by 10X Fund, as to which Mr. Czirr has voting and investment control but are counted one time for purposes of this total. For additional information about the beneficial ownership of our capital stock by Mr. Czirr, see note 5.

(8)

Mr. Smith is the manager of Early Equities LLC, a Connecticut limited liability company, and may be deemed to have voting and investment control over, but disclaims beneficial ownership of, the shares of Series A preferred stock.

(9)	Contact: c/o 10X Capital Management, LLC at Davis Gillett Mottern & Sims LLC attn: Bob Mottern 545 Dutch Valley Road, N.E., Suite A, Atlanta, GA 30309.
(10)	Contact: c/o David Smith 34 Shorehaven Road E., Norwalk, CT 06855.
(11)

Includes 567,170 shares of the Company’s Common Stock and warrants for the purchase of 75,432 shares of the Company’s Common Stock managed by Cross Consulting and Services, LLC, a Texas limited liability company, d/b/a Freeman Global Investment Counsel. Mr. Freeman, in his capacity as CEO of Freeman Global Investment Counsel, has voting and investment control over, but disclaims beneficial ownership of, these shares.

(12)	Contact: c/o Uline Corporation, 12575 Uline Drive, Pleasant Prairie, WI 53158
(13)

Includes (i) 7,942,869 shares of common stock, (ii) 3,136,384 common shares issuable upon the exercise of Common Stock purchase warrants, (iii) 83,334 common shares issuable upon conversion of Series C preferred non-voting stock, and (iv) 66,362 common shares issuable upon the exercise of common stock options.

(14)

Includes 44,915 shares of Common Stock and 16,869 Common Stock purchase warrants personally owned by Mr. Eldred, 431,527 shares of Common Stock and 311,964 Common Stock purchase warrants owned by two private foundations over which Mr. Eldred shares management control, and 4,425 shares of Common Stock held in a trust or for a minor child; however, Mr. Eldred disclaims beneficial ownership of the shares and warrants owned by such private foundations or trusts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file reports of ownership and changes of ownership of such securities with the SEC. All reports were timely filed during the fiscal year ended December 31, 2020, except for an Initial Statement of Beneficial Ownership on Form 3 for each of Richard A. Zordani and Elissa J. Schwartz relating to their appointment to the Board of Directors on August 31, 2020. Each of these Form 3s have subsequently been filed with the SEC.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Nominating and Corporate Governance Committee of our Board of Directors, or “Board”, has nominated eleven members currently serving on our Board, identified below, to be re-elected at the 2021 Annual Meeting to serve until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified. James C. Czirr is being nominated by 10X Fund L.P., pursuant to contractual rights set forth in certain warrants to purchase Common Stock that 10X Fund L.P. holds. Each of the director nominees has agreed to serve on the Board, if elected.

Set forth below is information regarding the nominees, as of December 3, 2021, including their ages, positions with Galectin Therapeutics, recent employment and other directorships.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH NOMINEE.

The persons who have been nominated for election at the 2021 Annual Meeting to serve on our Board of Directors are named in the table below. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Company Nominees

Name	Age	Director Since
Gilbert F. Amelio, Ph.D. (2)(3)	78	2009
James C. Czirr	67	2009
Kary Eldred (1)	47	2018
Kevin D. Freeman (1)(2)(3)	60	2011
Joel Lewis	51	2017
Gilbert S. Omenn, M.D., Ph.D. (2)	80	2014
Marc Rubin, M.D. (3)	66	2011
Elissa J. Schwartz, Ph.D.	51	2020
Harold H. Shlevin, Ph.D.	72	2019
Richard E. Uihlein, Chairman	76	2017
Richard A. Zordani (1)	49	2020

(1)	Member of audit committee
(2)	Member of compensation committee
(3)	Member of nominating and governance committee

Nominees

Gilbert F. Amelio, Ph.D., a director since February 2009, began his career at Bell Labs in Murray Hill, New Jersey. Since January 1, 2012, Dr. Amelio has provided consulting and advisory services through GFA, LLC, a California limited liability company. He was a Senior Partner of Sienna Ventures (a privately held venture capital firm in Sausalito, California) from April 2001 until the fund closed per plan on December 31, 2011. Dr. Amelio was Chairman and Chief Executive Officer of Jazz Technologies, Inc. (now a wholly owned subsidiary of Tower Semiconductor Ltd., an independent specialty wafer foundry) from August 2005 until his retirement in September 2008 (when he was named Chairman Emeritus). Dr. Amelio was Chairman and Chief Executive Officer of Beneventure Capital, LLC (a full-service venture capital firm in San Francisco, California) from 1999 to 2005 and was Principal of Aircraft Ventures, LLC (a consulting firm in Newport Beach, California) from April 1997 to December 2004. Dr. Amelio was elected a Director of AT&T in February 2001 and had previously served as an Advisory Director of AT&T (then known as SBC Communications Inc.) from April 1997 to February 2001. He served as a Director of Pacific Telesis Group from 1995 until the company was acquired by AT&T in 1997. Prior to 1997, he served as Chairman, President and CEO of National Semiconductor (1991-1996) and Apple Computer (1996-1997). We believe Dr. Amelio’s qualifications to sit on our Board of Directors include his executive leadership and management experience, as well as his extensive experience with global companies, his financial expertise and his years of experience providing strategic advisory services to organizations.

James C. Czirr, is being nominated by 10X Fund L.P., pursuant to contractual rights set forth in certain warrants to purchase Common Stock that 10X Fund L.P. holds. Mr. Czirr has served as a director since February 2009, served as Chairman of the Board from February 2009 until January 2016 and Executive Chairman from February 2010 until January 2016, is a co-founder of 10X Fund, L.P. and is a managing member of 10X Capital Management LLC, the general partner of 10X Fund, L.P. Mr. Czirr was a co-founder of Galectin Therapeutics in July 2000. Mr. Czirr was instrumental in the early-stage development of Safe Science Inc., a developer of anti-cancer drugs; served from 2005 to 2008 as Chief Executive Officer of Minerva Biotechnologies Corporation, a developer of nano particle bio chips to determine the cause of solid tumors; and was a consultant to Metalline Mining Company Inc., now known as Silver Bull Resources, Inc., (AMEX: SVBL), a mineral exploration company seeking to become a low cost producer of zinc. Mr. Czirr received a B.B.A. degree from the University of Michigan. We believe that Mr. Czirr is best situated to sit on our Board because he is the director who was a co-founder of the Company and is familiar with our business and industry.

Kary Eldred, is a director since 2018 and Chief Investment Officer for the Living Stones Foundation since July 2015 and has been an active private equity investor for many years. In these capacities, he serves and has served on a number of corporate boards of companies with potential for and driving toward initial public offerings and is currently serving as a board member in Buy It Installed (since 2017), Babywise and Wise King Media (since 2015). Kary Eldred also served on the board and audit committee of GCT Semiconductor. From January 2011 through October 2014, Mr. Eldred was CEO & Chairman of Altadona, S.A. a software integration company based in Europe and prior to that was a principal in Parakletos Ventures, an institutional venture capital firm with several investments in companies that went on to be acquired or become publicly listed on different exchanges around the world including the NASDAQ, KOSDAQ and the GEM market. Mr. Eldred has an Executive MBA from IE Business School and a BA in Foreign Service from Baylor University. We believe that Mr. Eldred’s qualifications to sit on our board include his experience serving on boards of several companies and experience in venture capital and private equity investing.

Kevin D. Freeman, a director since May 2011, holds the Chartered Financial Analyst designation and is Chief Executive Officer of Cross Consulting and Services, LLC, an investment advisory and consulting firm founded in 2004. He is also author of a New York Times best-selling book about the stock market and economy and the host of a television program (Economic War Room with Kevin Freeman) that airs on BlazeTV. Formerly he was Chairman of Separate Account Solutions, Inc. and held several offices at Franklin Templeton Investment Services from 1991 to 2000. He holds a B.S. in business administration from University of Tulsa, Tulsa, Oklahoma. We believe Mr. Freeman’s qualifications to sit on our Board of Directors includes his extensive financial expertise and his years of experience providing financial advisory services.

Joel Lewis, a director since 2017, became our President and Chief Executive Officer on September 2, 2020. Previously, he was the Managing Director of Shareholder Services at Uline, Inc. (a distributor of shipping, packaging and industrial supplies), a position he held from 2007 through 2019. Mr. Lewis is a financial executive with over 26 years of experience started his career in public accounting in 1992. Prior to his employment with Uline Inc., Mr. Lewis served as a Tax and Accounting Manager for Century America LLC from 2001 to 2006 and a Tax Manager for Deloitte & Touche from 1998 to 2001. After spending a decade in public accounting where he specialized in both financial reporting and taxation, Mr. Lewis migrated to privately held companies focusing on high-net-worth family businesses. Mr. Lewis has a wide range of expertise including working in a variety of industries and disciplines including taxation, restructuring, acquisition and private equity ventures. Mr. Lewis is a registered CPA in the state of Illinois. He holds a B.S. in Accountancy from the University of Illinois and a Masters in Taxation from DePaul University. We believe that Mr. Lewis’ qualifications to sit on our Board include his business and financial expertise and his service as a board observer on our Board during 2017.

Gilbert S. Omenn, M.D., Ph.D., a director since September 2014, served on the board of directors of Amgen Inc. for 27 years and of Rohm & Haas Company for 22 years. He currently serves on the boards of Oncofusion Therapeutics and MedsynBio LLC of Ann Arbor, MI. Dr. Omenn is the Harold T. Shapiro Distinguished University Professor of Computational Medicine & Bioinformatics, Internal Medicine, Human Genetics, and Public Health and Director of the university-wide Center for Computational Medicine and Bioinformatics at the University of Michigan. Dr. Omenn served as executive vice president for medical affairs and as chief executive officer of the University of Michigan Health System from 1997 to 2002. Prior, he was dean of the School of Public Health and Community Medicine and professor of medicine and a Howard Hughes Medical Institute investigator at the University of Washington and Member of the Fred Hutchinson Cancer Research Center. Earlier he was Associate Director of the White House Office of Science and Technology Policy and of the Office of Management and Budget. He is the author of 600 research papers and scientific reviews and author/editor of 18 books. Dr. Omenn received his B.A. summa cum laude from Princeton University, M.D. magna cum laude from Harvard Medical School, and Ph.D. in genetics from the University of Washington. We believe Dr. Omenn’s qualifications to sit on our Board of Directors include his extensive executive leadership and management experience in the medical industry and his continuing cutting-edge research.

Marc Rubin, M.D, a director since October 2011 and Chairman of the Board from January 2016 through May 2018, is Executive Chairman of the Board of Directors of Titan Pharmaceuticals, Inc. (TTNP: OTC BB) and served as its President and Chief Executive Officer from October 2007 to January 2009. Until February 2007, Dr. Rubin served as Head of Global Research and Development for Bayer Schering Pharma, as well as a member of the Executive Committee of Bayer Healthcare and the Board of Management of Bayer Schering Pharma. Prior to the merger of Bayer Pharmaceuticals and Schering AG in June 2006, Dr. Rubin was a member of the

Executive Board of Schering AG since joining the company in October 2003, as well as Chairman of Schering Berlin Inc. and President of Berlex Pharmaceuticals, a division of Schering AG. From 1990 until August 2003, Dr. Rubin was employed by GlaxoSmithKline where he held positions of responsibility in global clinical and commercial development overseeing programs in the United States, Europe, Asia and Latin America. From 2001 through 2003 at GlaxoSmithKline, he was Senior Vice President of Global Clinical Pharmacology & Discovery Medicine. Dr. Rubin holds an M.D. from Cornell University Medical College and is board certified in internal medicine with subspecialties in medical oncology and infectious diseases. Dr. Rubin is a member of the Board of Directors of Curis Inc. (Nasdaq: CRIS) and formerly served on the Board of Directors of Medarex, Inc., now a subsidiary of Bristol-Myers Squibb Company. We believe Dr. Rubin’s qualifications to sit on our Board of Directors include his extensive executive leadership and management experience in the pharmaceutical industry.

Elissa J. Schwartz, Ph.D., a director appointed by the board in September 2020, is a disease modeler who is currently a professor of biological sciences and mathematics at Washington State University (WSU). She received a PhD in Biomedical Sciences from Mount Sinai–NYU, a BA in Mathematics from UC Berkeley, and interdisciplinary postdoctoral training in Biomathematics and Biostatistics from UCLA. She is also affiliated with the WSU College of Veterinary Medicine in microbiology and pathology, and she is currently on the WSU COVID-19 modeling task force. Dr. Schwartz is the author of over 30 scientific publications on infectious disease, the immune response, and biological modeling. She serves on the Board of Directors for the Society for Mathematical Biology, and she previously served as a consultant for Pharmerit International, LP, a pharmaceutical economics company. Dr. Schwartz has held fellowships with the Mathematical Biosciences Institute (Ohio State University) and the African Institute for Mathematical Sciences (Cape Town, South Africa), and she served on the teaching faculty for courses in British Columbia, India, and Nepal. We believe Dr. Schwartz’ qualifications to sit on our Board of Directors include her extensive expertise in biomathematics and biostatistics in the pharmaceutical industry.

Harold Shlevin, Ph.D., retired from being our President and Chief Executive Officer on September 2, 2020, a position he had held since June 14, 2018; and serves as a consultant to the Company. Dr. Shlevin previously served as our Chief Operating Officer and Secretary from October 1, 2012. Dr. Shlevin previously had been employed at the Georgia Institute of Technology’s Advanced Technology Development Center as Principle and Manager of bioscience commercialization efforts since November 2009, where he has assisted faculty in identifying technology worthy of commercialization, catalyzed formation of new start-up bioscience companies, and mentored new company management. From October 2008 to November 2009, he served as Head of Operations and Commercial Development for Altea Therapeutics Corporation, an advanced drug delivery company focused on the delivery of therapeutic levels of water-soluble biotherapeutics and small drugs through the skin. At Altea, he was responsible for pharmaceutical research and development, clinical research, regulatory affairs, engineering, clinical and commercial manufacturing, quality assurance, information technology, facility operations and finance. From July 2006 to September 2008, Dr. Shlevin served as the President and Chief Executive Officer of Tikvah Therapeutics, Inc., a start-up pharmaceutical enterprise focused on later-stage development of neuroscience therapeutics. From May 2000 to January 2006, he served as President and CEO of Solvay Pharmaceuticals, Inc. (US). In January 2006, he was promoted to a global senior Vice President role within Solvay Pharmaceuticals, SA and member of the Board of Solvay Pharmaceuticals, SA. Previously, Dr. Shlevin served on the Board of Directors of Cardiome Pharma Corporation (NASDAQ: CRME), now known as Correvio Pharma Corp. (NASDAQ: CORV) from 2004 to June 2016. He was Chair of the Compensation Committee and member of the Corporate Governance Committee and Audit Committees. We believe Dr. Shlevin’s qualifications to sit on our Board of Directors include his extensive executive leadership and management experience in the pharmaceutical industry.

Richard E. Uihlein, a director since 2017 and Chairman since May 2018, co-founded Uline, Inc. (a leading distributor of shipping, packaging and industrial supplies) in 1980, and has served as its Chief Executive Officer and Chairman since its founding. Prior to founding Uline Inc., Mr. Uihlein was employed at General Bindings Corp., Northbrook, IL from 1967 to 1980. Mr. Uihlein graduated from Stanford University, Palo Alto, CA. with a BA degree in history in 1967. We believe Mr. Uihlein’s qualifications to sit on our Board includes his extensive executive leadership and management experience.

Richard A. Zordani, a director appointed by the board in September 2020, has been the Director of Shareholder Services at Uline, Inc. (a distributor of shipping, packaging and industrial supplies) since 2013. Prior to joining Uline, Mr. Zordani served as a Director and Vice President for Diversified Financial Management Corp. (Pritzker family office) where he advised on complex legal and tax structures for domestic and foreign entities and trusts from 2003 through 2013 and an Audit Manager for Altschuler, Melvoin & Glasser LLP (now RSM McGladrey) from 1996 through 2003. Mr. Zordani received his undergraduate degree from the University of Illinois at Urbana/Champaign and is a Registered CPA in the state of Illinois. We believe that Mr. Zordani’s qualifications to sit on our Board include his business and financial expertise.

EXECUTIVE OFFICERS

Joel Lewis, see above under Nominees.

Jack W. Callicutt, age 54, became our Chief Financial Officer on July 1, 2013. From August 2012 through June 2012, Mr. Callicutt was the Chief Financial Officer of REACH Health, Inc., a telemedicine technology company headquartered in Alpharetta, GA. From April 2010 through August 2012, Mr. Callicutt was the Chief Financial Officer of Vystar Corporation, a publicly traded company that holds proprietary technology to remove antigenic proteins from natural rubber latex. Prior to that Mr. Callicutt was Chief Financial Officer of IVOX, Inc., Tikvah Therapeutics and Corautus Genetics, a publicly traded biotechnology company which was developing gene therapy for treatment of cardiovascular disease. Mr. Callicutt previously spent more than fourteen years in public accounting, most recently as a senior manager at Deloitte, where he specialized in technology companies from 1989 to 2003. Mr. Callicutt is a Certified Public Accountant and graduated with honors from Delta State University with a B.B.A. in accounting and computer information systems.

Pol F. Boudes, M.D., age 64, became the Company’s Chief Medical Officer on March 2, 2020. Prior to joining the Company, Dr. Boudes served as the Chief Medical Officer of CymaBay Therapeutics from March 2014 through October 2019, where he worked on CymaBay’s proprietary NASH compound and was instrumental in inventing and launching programs in rare liver diseases. Prior to his time at CymaBay, Dr. Boudes served as the Chief Medical Officer of Amicus Therapeutics, a company focusing on rare lysosomal storage disorders. Following this experience, Dr. Boudes became a Board member of Protalix BioTherapeutics, a company developing plant cell expressed recombinant proteins with improved therapeutic profiles, notably for lysosomal disorders. Before his time working as a Chief Medical Officer, Dr. Boudes held positions of increased responsibilities in clinical development at Bayer HealthCare Pharmaceuticals, Wyeth Research, Hoffman-La Roche and Pasteur Merieux.

CORPORATE GOVERNANCE

Board of Directors

We believe that good corporate governance is important to ensure that Galectin Therapeutics is managed for the long-term benefit of our stockholders. Our Board of Directors is responsible for establishing our corporate policies and overseeing the management of the Company. Senior management, including our President and Chief Executive Officer, Chief Medical Officer and Chief Financial Officer, are responsible for our day-to-day operations. The Board evaluates our corporate performance and approves, among other things, corporate strategies, objectives, operating plans, significant policies and major commitments of corporate resources. The Board also evaluates and elects our executive officers and determines their compensation.

Committees of the Board

Our Board has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the Audit, Compensation, and Nominating and Corporate Governance committees are described below. The Board has determined that all of the members of each of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Exchange Act. The charters of each of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee are available on the Company’s website at www.galectintherapeutics.com.

Compensation Committee

The Compensation Committee met 4 times in 2020. Dr. Gilbert S. Omenn (chair), Gilbert F. Amelio, Ph.D. and Kevin F. Freeman are the members of the Compensation Committee. The Committee is responsible for reviewing and recommending compensation policies and programs, management and corporate goals, as well as salary and benefit levels for our executive officers and other significant employees. Its responsibilities include supervision and oversight of the administration of our incentive compensation and stock programs. As such, the Compensation Committee is responsible for administration of grants and awards to directors, officers, employees, consultants and advisors under our equity plan.

Audit Committee

The Audit Committee met 5 times in 2020. The members of this committee are Richard A. Zordani (chair), Kary Eldred and Kevin D. Freeman. The Audit Committee is responsible for oversight of the quality and integrity of the accounting, auditing and reporting practices of Galectin Therapeutics. More specifically, it assists the Board of Directors in fulfilling its oversight responsibilities relating to (i) the quality and integrity of our financial statements, reports and related information provided to stockholders, regulators and others, (ii) our compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, (iv) the internal control over financial reporting that management and the Board have established, and (v) the audit, accounting and financial reporting processes generally. The Committee is also responsible for review and approval of related-party transactions. The Board has determined that Mr. Zordani is an “audit committee financial expert” within the meaning of SEC rules. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee met 3 times in 2020. Gilbert F. Amelio, Ph.D. (chair), Marc Rubin and Kevin Freeman are the members of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board, recommending to the Board candidates for election or re-election as directors, and reviewing our governance policies in light of the corporate governance rules of the SEC. Under its charter, the Nominating and Corporate Governance Committee is required to establish and recommend criteria for service as a director, including matters relating to professional skills and experience, Board composition, potential conflicts of interest and manner of consideration of individuals proposed by management or stockholders for nomination. The Nominating and Corporate Governance Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of Galectin Therapeutics and its stockholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations, and an appreciation of the role of the corporation in society. The Committee will consider candidates meeting these criteria who are suggested by directors, management, stockholders and other advisers hired to identify and evaluate qualified candidates. This committee also monitors the ethical behavior of our employees, officers and directors.

Board Determination of Director Independence

Our board of directors has reviewed the materiality of any relationship that each of our directors has with the Company, either directly or indirectly. Based upon this review, our board has determined that all of our directors other than Mr. Lewis and Dr. Shlevin are “independent directors” as defined by The NASDAQ Stock Market. Our board of directors also determined that Drs. Amelio, Rubin, and Mr. Freeman, who comprise our nominating and governance committee, all satisfy the independence standards for such committees established by the SEC and the NASDAQ Marketplace Rules, as applicable. With respect to our audit committee, our board of directors has determined that Messrs. Zordani, Freeman and Eldred satisfy the independence standards for such committee established by Rule 10A-3 under the Exchange Act, the SEC and the NASDAQ Marketplace Rules, as applicable. Furthermore, the Nominating and Corporate Governance Committee, with concurrence by the Board, has determined that Mr. Zordani is an “audit committee financial expert” within the meaning of SEC rules. With respect to our compensation committee, our board of directors has determined that Drs. Omenn and Amelio and Mr. Freeman satisfy the independence standards for such committee established by Rule 10C-1 under the Exchange Act, the SEC and the NASDAQ Marketplace Rules, as applicable.

In making such determinations, the board of directors considered the relationships that each such non-employee director or director nominee has with our company and all other facts and circumstances the board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of our directors, our board of directors considered the association of each such non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence.

Code of Ethics

We have adopted a Code of Ethics that applies to all our directors, officers and employees. The Code of Ethics is publicly available on our website at www.galectintherapeutics.com. Amendments to the Code of Ethics and any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will be disclosed on our website.

Hedging Policy

At this time, the Company has not adopted a policy regarding the ability of officers, directors and employees to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.

Policies with Respect to Transactions with Related Persons

The Nominating and Corporate Governance Committee and the Board have adopted a Code of Ethics, which is available at www.galectintherapeutics.com, that sets forth various policies and procedures intended to promote the ethical behavior of the Company’s employees, officers and directors. The Code of Ethics describes our policy on conflicts of interest.

The executive officers and the Board are also required to complete a questionnaire on an annual basis that requires them to disclose any related person transactions and potential conflicts of interest. The responses to these questionnaires are reviewed by outside corporate counsel, and, if a transaction is reported by an independent director or executive officer, the questionnaire is submitted to the Chairperson of the Audit Committee for review. If necessary, the Audit Committee will determine whether the relationship is material and will have any effect on the director’s independence. After making such determination, the Audit Committee will report its recommendation on whether the transaction should be approved or ratified by the entire Board.

Certain Relationships and Related Transactions

Except as set forth below, since the beginning of fiscal year 2020, we did not participate in any transactions in which any of the Company Nominees, Series B Directors or Series B Nominees, executive officers, any beneficial owner of more than 5% of our common stock, nor any of their immediate family members, had a direct or indirect material interest.

Our Audit Committee Charter requires that members of the Audit Committee, all of whom are independent directors, conduct an appropriate review of, and be responsible for the oversight of, all related party transactions on an ongoing basis. Except as set forth below, there were no related party transactions during the fiscal year ended December 31, 2020.

On April 16, 2021, the Company and Richard E. Uihlein entered into a debt financing arrangement whereby Mr. Uihlein loaned ten million dollars to Company. In consideration for the loan, the Company issued a convertible promissory note (the “April 2021 Note”) in the principal amount of ten million dollars. The April 2021 Note has maturity date of April 16, 2025 and is convertible into the Company’s common stock at a conversion price equal to $5.00 per share at the option of the noteholder, which was 228% of the closing price of our stock on April 16, 2021. The April 2021 Note bears interest on at the rate of two percent (2%) per annum, compounded annually, and accrues additional interest at a rate of two and one-half percent (2.5%) per quarter (the “Additional Interest”) beginning on the date of issuance of the April 2021 Note and ending on the maturity date, provided however, that such Additional Interest is payable if and only if the noteholder elects to convert the entire balance of the April 2021 Note into the Company’s common stock.

On September 17, 2021, the Company and Richard E. Uihlein entered into an additional debt financing arrangement for $20 million whereby Mr. Uihlein loaned ten million dollars to Company upon signing the agreement with an additional ten million dollar loan to close in December 2021. In consideration for the initial loan, the Company issued a convertible promissory note (the “September 2021 Note”) in the principal amount of ten million dollars. The September 2021 Note has maturity date of September 17, 2025 and is convertible into the Company’s common stock at a conversion price equal to $8.64 per share at the option of the noteholder, which is 228% of the closing price of our stock on September 16, 2021. The September 2021 Note bears interest on at the rate of two percent (2%) per annum, compounded annually, and accrues additional interest at a rate of two and one-half percent (2.5%) per quarter (the “Additional Interest”) beginning on the date of issuance of the September 2021 Note and ending on the maturity date, provided however, that such Additional Interest is payable if and only if the noteholder elects to convert the entire balance of the September 2021 Note into the Company’s common stock.    The second additional note for $10 million is expected to close on December 17, 2021.    The terms of the second additional note will be the same as for the September 2021 Note, and the conversion price will be the greater of 228% of the closing price of our common stock the day prior to closing or $5.00, whichever is greater.

The Company had a $10 million line of credit (“Line of Credit”) arrangement with Richard E. Uihlein that was entered into in December 2017. The Line of Credit was most recently extended in January 2019 to make one or more borrowings available until December 31, 2021, with repayment due on December 31, 2022. There have been no borrowings under the Line of Credit, and it will be terminated in connection with the December 17, 2021 additional debt financing described above.

Compensation Committee Interlocks and Insider Participation

None of our executive officers or directors serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.

Director Nomination Process

The Nominating and Corporate Governance, or Nominating Committee, is responsible for, among other things, selection of candidates for the annual slate of directors other than nominees, if any, nominated by parties that have a contractual right to nominate persons for election. For the 2021 Annual Meeting, 10X Fund L.P., pursuant to its contractual right under warrants that it holds, nominated James C. Czirr, who has been a director since February 2009. Mr. Czirr’s nomination has been accepted by each of the Nominating Committee and the Board.

When identifying and evaluating candidates, the Nominating Committee first determines whether there are any evolving needs of the Board that require an expert in a particular field. The Nominating Committee may retain a third-party search firm to assist it in locating qualified candidates that meet the needs of the Board at that time. The search firm would provide information on a number of candidates, which the Nominating Committee discusses. The Nominating Committee chair and some or all of the members of the Nominating Committee, and the Chief Executive Officer, will interview potential candidates that the Nominating Committee deems appropriate. If the Nominating Committee determines that a potential candidate meets the needs of the Board, has the qualifications, and meets the independence standards required by NASDAQ rules, it will recommend the nomination of the candidate to the Board. It is the Nominating Committee’s policy to consider director candidates recommended by stockholders, if such recommendations are properly submitted to the Company. Stockholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Board can do so by writing to the Corporate Secretary of Galectin Therapeutics Inc. at 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071. Recommendations must include the proposed nominee’s name, biographical data and qualifications, as well as a written statement from the proposed nominee consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow the Company’s procedures for nomination of directors by stockholders (see the information under the subheadings “Nominating and Corporate Governance Committee” and “Criteria and Diversity”). The Nominating Committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the Nominating Committee. The Nominating Committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the stockholder’s reasons for making the nomination. The Nominating Committee may then interview the candidate if it deems the candidate to be appropriate. The Nominating Committee may use the services of a third-party search firm to provide additional information about the candidate prior to making a recommendation to the Board.

The Nominating Committee’s nomination process is designed to ensure that the Nominating Committee fulfills its responsibility to recommend candidates who are properly qualified to serve the Company for the benefit of all of its stockholders, consistent with the standards established by the Nominating Committee under our corporate governance principles. The Nominating Committee did not receive any director nominee recommendations from stockholders for the 2021 Annual Meeting.

Communication with the Board

The Board and management encourage communication from our stockholders. Stockholders who wish to communicate with our management should direct their communication to the Corporate Secretary of the Company, 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071. Stockholders, or other interested parties, who wish to communicate with the non-management directors, or any individual director should direct their communication c/o the Corporate Secretary at the address above. The Secretary will forward communications intended for the Board to the Chairman of the Nominating and Corporate Governance Committee of the Board, currently Dr. Amelio, or, if intended for an individual director, to that director. If multiple communications are received on a similar topic, the Secretary may, in his or her discretion, forward only representative correspondence. Any communications that are abusive, in bad taste or present safety or security concerns may be handled differently.

Board Leadership Structure

Our Board structure, which separates the positions of Chairman and Chief Executive Officer, allows the Chairman to focus on the management of the Board of Directors and the CEO to focus on the management of the Company and the research and clinical trials that it is undertaking. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company and industry. The Board believes that the separation of the roles of the Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

Executive Sessions

Pursuant to our corporate governance principles or as required by NASDAQ rules, non-management directors of the Board meet from time to time without the presence of management. The Chairman generally chairs these sessions.

Meeting Attendance

During 2020, there were 9 meetings of the Board. Each currently serving director attended at least 75% of the total meetings of the Board and committees of the Board of which the director was a member, during the time such person was a director. In addition to participation at Board and committee meetings, our directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chairman and Chief Executive Officer and others regarding matters of interest and concern to the Company.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are strongly encouraged to attend. At the 2020 annual meeting of stockholders, which was held virtually online, all of the then current board members were present.

Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee of our Board is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee of our Board oversees management of financial risks. The Nominating and Corporate Governance Committee of our Board manages risks associated with the independence of the Board members and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

We believe that any risks arising from our policies and programs are not reasonably likely to have a material adverse effect on the Company. Our programs reflect sound risk management practices including:

•	Use of multiple compensation vehicles that provide a balance of long- and short-term incentives with fixed and variable components; and

•

Equity incentive awards that generally vest over several years, so while the potential compensation payable for equity incentive awards is tied directly to appreciation of our stock price, taking excessive risk for a short-term gain is discouraged because it would not maximize the value of equity incentive awards over the long-term.

Criteria and Diversity

In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees (other than the candidate nominated by 10X Fund L.P.), the Nominating and Corporate Governance Committee will apply the criteria set forth in governance guidelines. These criteria include the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest and the ability to act in the interests of all stockholders. Our guidelines specify that the value of diversity on the Board should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Nominating and Corporate Governance Committee seeks nominees with a broad diversity of experience, professions, skills, geographic representation and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Report of the Audit Committee

The Audit Committee is responsible for providing independent, objective oversight of Galectin Therapeutics’ accounting functions and internal control over financial reporting. The Audit Committee has reviewed and discussed audited financial statements for Galectin Therapeutics with management. The Audit Committee also has discussed with Cherry Bekaert LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), which includes, among other items, matters related to the conduct of the annual audit of our Company’s financial statements. The Audit Committee has also received and reviewed the written disclosures and the letter from Cherry Bekaert LLP, as required by applicable requirements of the Public Company Accounting Oversight Board, regarding the communications by Cherry Bekaert LLP with the Audit Committee concerning independence and has discussed with Cherry Bekaert LLP its independence from Galectin Therapeutics.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements of Galectin Therapeutics for the 2020 fiscal year be included in the Annual Report filed on Form 10-K for the year ended December 31, 2020.

By the Audit Committee of the Board of Directors of Galectin Therapeutic Inc.

Richard A. Zordani, Chair
Kevin D. Freeman
Kary Eldred

DIRECTOR COMPENSATION

The following table details the total compensation earned by our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards ($) (4)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)
Gilbert F. Amelio, Ph.D.	47,000	—	87,997	—	—	134,997
James C. Czirr	38,500	—	65,998	—	—	104,498
Kevin D. Freeman	48,500	—	98,997	—	—	147,497
Kary Eldred	42,500	—	65,998	—	—	108,498
Joel Lewis	—	58,500	87,997	—	—	146,497
Gilbert S. Omenn, M.D., Ph.D.	45,000	—	87,997	—	—	132,997
Marc Rubin, M.D.	38,500	—	65,998	—	—	104,498
Elissa J. Schwartz, Ph.D. (1)	11,569	—	—	—	—	11,569
Harold H. Shlevin, Ph.D. (1)	11,569	—	—	—	—	11,569
Richard Uihlein	—	35,000	98,997	—	—	133,997
Richard A. Zordani (1)	16,528	—	—	—	—	16,528

(1)

Dr. Schwartz and Mr. Zordani were appointed to the board effective August 31, 2020. Dr. Shlevin retired as our Chief Executive Officer and president effective September 2, 2020 but retained his position on our board. Dr. Shlevin’s board compensation is for the period after his retirement from employment through the end of the year.

(2)

Represents the grant date fair value of option awards based upon the Black Scholes valuation model made in 2020. Options were granted on January 9, 2020 and will vested in full on December 31, 2020. For a description of the assumptions used to determine these amounts, see Note 7 to the Notes to the Consolidated Financial Statements herein our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

(3)	Excludes travel expense reimbursements.
(4)	Mr. Lewis and Mr. Uihlein elected to receive restricted stock in lieu of cash retainer for their service. The restricted shares vest in full on January 9, 2021.

Name	Number of Shares Subject to Option Awards Held as of December 31, 2020
Gilbert F. Amelio, Ph.D.	75,000
James C. Czirr	755,125
Kary Eldred	101,875
Kevin D. Freeman	179,839
Joel Lewis (1)	379,250
Gilbert S. Omenn, M.D., Ph.D.	178,750
Marc Rubin, M.D.	104,565
Richard Uihlein	66,362

TOTAL	1,436,154

(1)	Mr. Lewis became our Chief Executive Officer and president effective September 2, 2020 and was granted 250,000 stock options which is included here.

For a more detailed description of the assumptions used for purposes of determining grant date fair value, see Note 7 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies and Estimates — Stock-Based Compensation” included herein the Form 10-K for the 2020 fiscal year.

We also reimburse our directors for reasonable travel and other related expenses.

Pursuant to the Company’s cash compensation program for directors, non-employee directors of the Company will receive an annual cash retainer of $35,000. Each Nominating and Corporate Governance Committee member will receive an additional cash retainer of $3,500; each Compensation Committee member will receive an additional cash retainer of $5,000; and each Audit Committee member will receive an additional cash retainer of $7,500. In addition to the annual fee and committee membership retainers, the Nominating and Corporate Governance Committee Chairman will receive an annual cash retainer of $3,500; the Compensation Committee Chairman will receive an annual cash retainer of $5,000; and the Audit Committee Chairman will receive an annual cash retainer of $7,500. Additionally, in December 2016, the Board approved cash retainers of $3,500 to be paid to each member of the Board’s investor relation/public relations committee.

On January 9, 2020, stock option grants were made to non-employee directors which vest 100% on December 31, 2020. The Chairman and Vice-Chairman were each granted 45,000 stock options, the chairs of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee were each granted 40,000 stock options and remaining non-employee directors were each granted 30,000 stock options.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2020 about the securities issued, or authorized for future issuance, under our equity compensation plans, consisting of our 2001 Stock Incentive Plan, our 2003 Non-Employee Director Stock Incentive Plan, our 2009 Incentive Compensation Plan and our 2019 Omnibus Equity Incentive Plan at December 31, 2020.

Plan Category	Number of Securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,487,575	$3.90	2,872,307
Equity compensation plans not approved by security holders (1)	500,000	$7.02	—

Total	3,987,575	$4.29	2,872,307

(1)

Represents grants by our Board for stock options granted to employees and consultants that are outside of the stockholder approved compensation plans. The shares underlying these grants are not registered upon exercise and have six month holding restrictions under Rule 144 of the SEC.

EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY DISCUSSION

The Compensation Committee is responsible for creating and reviewing the compensation of the Company’s executive officers, as well as overseeing the Company’s compensation and benefit plans and policies and administering the Company’s equity incentive plans. The following Compensation Philosophy Discussion (“Compensation Discussion”) describes our 2020 executive compensation program and explains the Company’s compensation philosophy, policies, and practices, focusing primarily on the compensation of our named executive officers, or NEOs. This Compensation Discussion is intended to be read in conjunction with the tables that follow, which provide detailed historical compensation information for our following NEOs:

Name	Title
Harold H. Shlevin, Ph.D.	Chief Executive Officer and President, until September 2, 2020
Joel Lewis	Chief Executive Officer and President, from September 2, 2020
Pol F. Boudes, M.D.	Chief Medical Officer
Jack W. Callicutt	Chief Financial Officer

Compensation Philosophy

The Company believes in providing a competitive total compensation package to its executives through a combination of base salary, annual performance bonuses, and long-term equity awards. The executive compensation program is designed to achieve the following objectives:

•	provide competitive compensation that will help attract, retain and reward qualified executives;

•	align executives’ interests with our success by making a portion of the executive’s compensation dependent upon corporate performance; and

•	align executives’ interests with the interests of stockholders by including long-term equity incentives.

The Compensation Committee believes that the Company’s executive compensation program should include annual and long-term components, including cash and equity-based compensation, and should reward consistent performance that meets or exceeds expectations. The Compensation Committee evaluates both performance and compensation to make sure that the compensation provided to executives remains competitive relative to compensation paid by companies of similar size and stage of development operating in the life sciences industry and taking into account the Company’s relative performance and its own strategic objectives.

Executive Compensation Review and Design

The Company has historically conducted a review of the aggregate level of its executive compensation, as well as the mix of elements used to compensate its NEOs. The Company has based this review primarily on the experience of the members of the Compensation Committee and our Board, many of whom sit on the boards of directors of, or have previously advised, numerous companies, including companies in the life sciences industry.

At our last “Say-on-Pay vote” held at our 2019 annual meeting of stockholders approximately 86% of our outstanding common stock voting on the matter voted in favor of the compensation of our NEOs, as disclosed in the proxy materials for the 2019 annual meeting. At our 2019 annual meeting, the holders of approximately 78% of our outstanding common stock voting on the matter voted in favor of holding the stockholder advisory vote every three years. As a result of such vote, our Board decided to hold the “Say-on-Pay” advisory vote every three years. Accordingly, the Company’s next “Say-on-Pay” advisory vote on the compensation of our NEOs will be held at our 2022 annual meeting of stockholders.

In 2014 and 2015, the Compensation Committee undertook a review of our compensation policies and practices and retained the compensation consulting firm of Barney & Barney LLC to provide compensation information and analysis with respect to the life science and healthcare industry and with respect to our peer companies within the industry. Barney & Barney LLC reviewed information from industry and other sources, surveys and databases, including publicly-available compensation information of other companies with which we compete, to gauge the competitiveness of our compensation programs. Barney & Barney LLC then reported its findings to the Compensation Committee, with recommendations to bring the Company’s executive compensation closer to the 50th percentile of the total compensation of our competitor companies. These findings continued to inform the Compensation Committee’s decisions on compensation in subsequent years, including 2020.

The Compensation Committee may use a compensation consultant in the future and to take into account publicly-available data relating to the compensation practices and policies of other companies within and outside our industry. The Compensation Committee intends to benchmark its executive compensation program to target at least the 50th percentile of the total compensation programs of our competitor companies; however, adjusted as deemed to be in the best interest of the Company to assure retention of key employees during the NAVIGATE trial.

Elements of Executive Compensation

The compensation program for the Company’s NEOs consists principally of three components:

•	base salary;

•	performance and retention bonuses;

•	long-term compensation in the form of equity-based awards.

Base Salary

Base salary is the only fixed-pay component in our executive compensation program. Base salaries for the NEOs are initially established through arm’s-length negotiation at the time the NEO is hired, taking into account such NEO’s qualifications, experience, prior salary, the scope of his or her responsibilities, and known competitive market compensation paid by other companies for similar positions within the industry. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. In making decisions regarding salary increases, the Company may also draw upon the experience of members of the Compensation Committee and the Board of Directors, many of whom sit on the boards of directors of, or have previously advised, numerous companies, including companies in the life sciences industry. The Compensation Committee has not previously applied specific formulas to determine increases. This strategy is consistent with the Company’s intent of offering base salaries that are cost-effective while remaining competitive.

Name	2020 Base Salary		2019 Base Salary
Joel Lewis	$500,000	(3)	—	(1)
Pol F. Boudes, M.D..	$440,500		—	(2)
Jack W. Callicutt	$302,100		$285,000

(1)	Mr. Lewis became our President and Chief Executive Officer on September 2, 2020.
(2)	Dr. Boudes became our Chief Medical Officer on March 3, 2020.
(3)

Pursuant to Mr. Lewis’s Employment Agreement and Deferred Stock Unit Agreement, 20% of Mr. Lewis’ base salary will be paid in cash and 80% will be paid in the form of deferred-stock units in accordance with the terms and subject to the provisions of the DSU Agreement

Performance Bonuses

In addition to the payment of base salaries, the Company believes that annual performance bonuses can play an important role in providing appropriate incentives to its NEOs to achieve the Company’s strategic objectives.

In prior years, performance bonuses were awarded based on the Company’s Employee Short-Term and Long-Term Incentive Program (the “Program”), which was adopted for executives and employees of the Company. The Program is a performance-based program and was adopted in recognition of the importance of aligning executive and employee interests with that of our stockholders. Our Program is designed to reward the efforts of our executives and employees and to be competitive in attracting and retaining them. There are two elements of the Program: (1) a short-term incentive in the form of cash bonuses and (2) a long-term incentive in the form of stock option grants. The cash bonus incentive is targeted to be up to 30% to 50% of the NEO’s base salary as of the end of the applicable year. Half of each NEO’s annual performance bonus is based upon achievement of the Company’s documented performance objectives for the year and the other half is based upon achievement of individual performance objectives set for the year. The 2020 performance bonuses were paid in March 2021.

Name	Performance Bonus Amount		Awarded Amount As % of Base Salary
Joel Lewis	$75,000	(3)	45	%(1)
Pol F. Boudes, M.D.	$110,000		30	%(2)
Jack W. Callicutt	$85,000		28%

(1)	Mr. Lewis joined the Company on September 2, 2020 and his bonus was prorated for his employment duration in 2020.
(2)	Dr. Boudes the Company on March 2, 2020 and his bonus was prorated for his employment duration in 2020.
(3)

Pursuant to Mr. Lewis’s Employment Agreement and Deferred Stock Unit Agreement, 20% of Mr. Lewis’ bonus will be paid in cash and 80% will be paid in the form of deferred-stock units in accordance with the terms and subject to the provisions of the DSU Agreement

In 2018, the Board approved potential cash incentive bonuses (the “Transaction Bonuses”). The potential Transaction Bonuses are payable in connection with a Transaction (as defined below). A “Transaction” is (i) any licensing, development, partnership, or similar arrangements relating to any of the Company’s drug candidates (a “Partnership Transaction”) or (ii) the acquisition of the Company or any of its material assets (an “Acquisition Transaction”). The amounts payable pursuant to the Transaction Bonuses will be equal to 10% of the recipient’s base salary for each $50 million payable to the Company or the Company’s shareholders, as applicable, pursuant to the Transaction to the extent paid in cash or marketable securities, up to a maximum payment of 300% of base salary. If Transaction is a Partnership Transaction and payments to the Company are deferred or otherwise made over time, the amount of the Transaction Bonuses will be based on the Board’s reasonable estimate of the value of the Transaction. To be entitled to receive a Transaction Bonus, if the Transaction is an Acquisition Transaction, an individual must be employed by the Company on the date the Transaction is consummated, or, if the Transaction is a Partnership Transaction, an individual must be employed by the Company on the date that the definitive transaction agreement(s) are executed. No Transaction Bonuses were earned in 2020.

Additionally in 2018, the Board also approved retention bonuses payable to certain employees of the Company, including Dr. Shlevin and Mr. Callicutt, equal to 25% of such employee’s base salary (the “Retention Bonuses”) if such employees remained employed by the Company on each of June 30, 2019, December 31, 2019, June 30, 2020 and December 31, 2020 and based upon the annualized salary level in effect on such date. Mr. Lewis and Dr. Boudes joined the Company as employees and officers in 2020 and thus were not part of the retention bonus plan.

Name	Retention Bonus Amount	Awarded Amount As % of Base Salary
Harold H. Shlevin, Ph.D.	$125,000	25	%(1)
Jack W. Callicutt	$151,050	50%

(1)	Dr. Shlevin retired as our President and Chief Executive Officer effective September 2, 2020 and thus did not receive a retention bonus at December 31, 2020.

Long-Term Incentive Compensation

The Company believes that by providing its NEOs the opportunity to increase their ownership of Company stock, the interests of its NEOs will be more closely-aligned with the best interests of the Company’s stockholders and it will encourage long-term performance. The stock awards enable the NEOs to participate in the appreciation in the value of the Company’s stock, while personally participating in the risks of business setbacks.

Under the long-term incentive portion of the Program, the NEOs are granted options based upon achievement of the Company performance and individual performance objectives and rank in the Company. All option grants under the Program through December 2019 were made under the 2009 Incentive Compensation Plan. Grants made after January 1, 2020, were made pursuant to the 2019 Omnibus Equity Incentive Plan.

On January 9, 2020, the NEOs were awarded the options noted below based on 2019 performance. Of the options, 25% vest on each of June 30, 2020, December 31, 2020, June 30, 2021 and December 31, 2021. The exercise price of the options is set at the closing price of our stock as of the grant date.

Name	Grant Date	Number of Securities Underlying Options	Exercise Price
Harold H. Shlevin, Ph.D.	1/9/2020	70,000	$2.86
Jack W. Callicutt	1/9/2020	50,000	$2.86

Material Terms of Employment Contracts of Named Executive Officers

Set forth below are descriptions of the principal terms of the employment agreements for each of our NEOs. Each employment agreement provides for post-termination restrictive covenants and payments due upon termination of employment or change in control of the Company, which is provided in further detail under the section entitled “Potential Payments Upon Termination or Change in Control.”

Joel Lewis, Chief Executive Officer (effective September 2, 2020)

In connection with the appointment of Mr. Lewis, the Company and Mr. Lewis entered into an employment agreement, dated August 31, 2020 (the “Employment Agreement”), and a Deferred Stock Unit Agreement, dated August 31, 2020 (the “DSU Agreement”). The Employment Agreement has an initial term of two years and automatically renews for additional one-year terms thereafter, unless either Mr. Lewis or the Company elects not to renew. Mr. Lewis will serve as Chief Executive Officer of the Company effective as of September 2, 2020 (the “Start Date”), and will be paid an annual base salary of $500,000. Under the terms of the Employment Agreement, 20% of his base salary will be paid in cash, and 80% will be paid in the form of deferred-stock-units (“DSUs”) in accordance with the terms and subject to the provisions set forth in the DSU Agreement. In addition, Mr. Lewis is entitled to participate in the Company’s performance bonus plan with a potential of up to 50% of his annual base salary, which will also be paid 20% in cash and 80% in DSU’s. Further, Mr. Lewis received on the date of the agreement an initial grant of options to purchase 250,000 shares of the Company’s common stock, par value $0.001 per share, which options shall vest one-twelfth on a quarterly basis for twelve consecutive quarters, such that the options shall be fully vested twelve quarters following the date of grant (the “Award”). The options under the Award shall be issued pursuant to the Company’s 2019 Omnibus Equity Incentive Plan (the “Plan”). Pursuant to the Employment Agreement, Mr. Lewis is also eligible to receive healthcare benefits as may be provided from time to time by the Company to its employees generally, to participate in the Company’s 401(k) plan and to receive paid time off annually in accordance with the Company’s policies in effect from time to time. Finally, pursuant to the Employment Agreement, the Company will be required to furnish a lump sum cash payment to Mr. Lewis upon a termination of Mr. Lewis without “Cause” or upon Mr. Lewis’ resignation for “Good Reason” as such terms are defined in the Employment Agreement or in the event the Company gives notice of non-renewal on or before September 30, 2023. The Employment Agreement includes customary intellectual property, assignment, and other representations by Mr. Lewis.

Pursuant to the DSU Agreement, 80% of Mr. Lewis’ base salary under the Employment Agreement shall be payable in DSUs, which DSUs credited to Mr. Lewis as of any date shall be fully vested and nonforfeitable at all times. The Company shall issue the shares underlying the outstanding whole number of DSUs credited to Mr. Lewis as follows: twenty five percent shall be issued on March 1, 2023, twenty five percent shall be issued on September 1, 2023 and fifty percent shall be issued on March 1, 2024.

Harold H. Shlevin, Ph.D., Chief Executive Officer (until September 2, 2020)

Dr. Shlevin retired as Chief Executive Officer effective September 2, 2020. Prior to his retirement his employment was pursuant to an employment agreement dated December 11, 2014 as amended June 8, 2018. Under his employment agreement as amended Dr. Shlevin received a base salary of $500,000 with a target bonus opportunity equal to 50% of his base salary.

In connection with his retirement, Dr. Shlevin entered into a Retirement Agreement with the Company dated August 31, 2020 (the “Retirement Agreement”) and a Consulting Agreement with the Company dated August 31, 2020 (the “Consulting Agreement”). The Retirement Agreement provides that Dr. Shlevin shall receive his base compensation through the separation date of September 2, 2020 plus a cash bonus for 2020 of $210,000 in lieu of any other bonuses. He shall be eligible to receive his portion of the “pharma deal achievement bonus” as established by the Board of Directors of the Company on May 22, 2018 in the event a transaction qualifying under such program were to occur during the term of the Consulting Agreement. In addition, Dr. Shlevin’s previously issued stock option awards under the Plan shall continue to vest so long as Dr. Shlevin provides consulting services to the Company under the Consulting Agreement. The Consulting Agreement has an initial term of one year (and was later extended through December 31, 2021), and for his services Dr. Shlevin shall receive payment of $432 per hour, but not less than $8,640 per month. The Consulting Agreement also includes certain intellectual property, assignment, and non-compete obligations by Dr. Shlevin.

Pol F. Boudes, M.D., Chief Medical Officer

On February 19, 2020, the Company entered into an Employment Agreement with Dr. Boudes (the “Agreement”), which governs the terms of Dr. Boudes’ employment in his position as the Company’s Chief Medical Officer. Dr. Boudes will serve as the Chief Medical Officer of the Company during an initial term that commences on March 2, 2020 (the “Commencement Date”) and expires on February 28, 2021 (the “Initial Term”). Following the Initial Term, the term of the Agreement automatically renews for successive twelve (12) month terms unless either party provides the other party with notice of non-renewal at least sixty (60) days prior to the expiration of the then-current term. Under the Agreement, the Company has agreed to pay Dr. Boudes a base salary of $444,500 per year (the “Base Salary”). Provided that certain performance objectives are met, Dr. Boudes will also be entitled to receive an annual performance bonus equal to thirty percent (30%) of the Base Salary (the “Performance Bonus”). Subject to certain restrictions described in the Agreement, Dr. Boudes will receive a $100,000 signing bonus pursuant to the Agreement. Dr. Boudes will also be granted options to purchase 300,000 shares (the “Options”) of the Company’s common stock pursuant to the Company’s 2019 Omnibus Equity Incentive Plan. The Options vest as follows: twenty percent (20%) of the Options shall vest upon one (1) year of employment, twenty percent (20%) of the Options shall vest upon two (2) years of employment, twenty percent (20%) of the Options shall vest upon three (3) years of employment, and the remaining forty percent (40%) of the Options shall vest upon four (4) years of employment.

Jack W. Callicutt, Chief Financial Officer

We entered into an employment agreement with Mr. Callicutt dated July 1, 2013 (the “Callicutt Employment Agreement”), in conjunction with Mr. Callicutt’s appointment as our Chief Financial Officer. Pursuant to the terms of the Callicutt Employment Agreement, Mr. Callicutt received an initial base salary of $175,000 and was eligible to receive a performance bonus equal to 20% of his base salary. Effective March 31, 2015, Mr. Callicutt’s annual base salary was increased to $240,000, and his annual base salary was increased again to $260,000 in February 2016. In June 2018, Mr. Callicutt’s annual base salary increased to $285,000. He also received a signing bonus of $10,000. In addition to his cash compensation, the Company awarded Mr. Callicutt a grant of options to purchase 200,000 shares of the Company’s Common Stock at an exercise price equal to the closing price of the Company’s Common Stock on July 1, 2013, with 25,000 shares vesting on December 31, 2013, 50,000 shares vesting on December 31, 2014, 50,000 shares vesting on December 31, 2015 and 75,000 shares vesting on December 31, 2016. The options were granted pursuant to the 2009 Incentive Compensation Plan and expire ten years after the date of grant.

On August 11, 2017, we entered into an amendment to the Callicutt Employment Agreement with Mr. Callicutt (the “Amendment”). Pursuant to the Amendment, (i) Mr. Callicutt’s target bonus opportunity was increased to 30% of his base salary and (ii) an error in the severance provision of the Callicutt Employment Agreement was corrected. Prior to the Amendment, the Callicutt Employment Agreement did not provide for any severance if Mr. Callicutt’s employment was terminated by the Company “without cause,” or by Mr. Callicutt for “good reason” after the date that was 24 months after the Commencement Date.

Employee Benefits & Perquisites

From time to time, the Company has provided the NEOs with employee benefits and perquisites that our Board believes are reasonable. Our NEOs are eligible to participate in the same broad-based employee benefit plans that are offered to our other employees, such as health insurance, disability insurance, life insurance and a 401(k) plan. These benefits are provided as part of the basic conditions of employment for all of our employees, and therefore providing them to our NEOs does not represent a significant incremental cost to us. The Company does not view employee benefits and perquisites as a significant element of its comprehensive compensation structure, but does believe they can be useful in attracting, motivating, and retaining the executive talent for which the Company competes. The Company believes that these additional benefits may assist the NEOs in performing their duties and provide time efficiencies for the NEOs in appropriate circumstances, and the Company may consider providing additional employee benefits and perquisites in the future. All future practices regarding employee benefits and perquisites will be approved and subject to periodic review by the Compensation Committee.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to our NEOs for the fiscal years ended December 31, 2020 and 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($)		Total ($)
Harold H. Shlevin, Ph.D.,	2020(2)	375,583	335,000	154,266	54,487	(4)	919,336
Chief Executive Officer & President	2019 (3)	500,000	465,625	268,196	72,686	(5)	1,306,507
Joel Lewis, Chief Executive Officer & President	2020(10)	164,773	75,000	486,125	27,660	(11)	753,558
Pol F. Boudes, M.D., Chief Medical Officer	2020(12)	367,083	210,000	419,460	85,938	(13)	1,082,481
Jack W. Callicutt,	2020 (6)	300,675	236,050	110,190	73,457	(8)	720,372
Chief Financial Officer	2019 (7)	285,000	233,451	191,568	68,105	(9)	778,124

(1)

Represents the aggregate grant date fair value of option awards made during 2020 and 2019 computed in accordance with the Stock Compensation Topic of the FASB ASC, as modified of supplemented. Fair value was calculated using the Black-Scholes options pricing model. For a description of the assumptions used to determine these amounts, see Note 7 of the Notes to the Consolidated Financial Statements in our Annual Reports on Form 10-K (or Form 10-K/A, as applicable) for the fiscal years ended December 31, 2020 and 2019.

(2)

Dr. Shlevin retired from employment as our President and Chief Executive Officer effective September 2, 2020. His salary in 2020 includes the salary earned prior to his retirement. Dr. Shlevin’s bonus amount in 2020 consisted of $125,000 retention bonus in July 2020 and a bonus of $210,000 pursuant to his retirement agreement.

(3)	Dr. Shlevin’s bonus amount in 2019 consisted of $125,000 retention bonuses paid in July 2019 and January 2020 and $215,625 performance bonus earned in 2019 which was paid in January 2020.
(4)	Includes $48,635 for health and other insurance and $5,852 for 401(k) plan contributions.
(5)	Includes $61,486 for health and other insurance and $11,200 for 401(k) plan contributions.
(6)	Mr. Callicutt’s bonus amount in 2020 consisted of $75,525 retention bonuses paid in July 2020 and January 2021 and $85,000 performance bonus earned in 2020 which was paid in March 2021.
(7)	Mr. Callicutt’s bonus amount in 2019 consisted of $71,250 retention bonuses paid in July 2019 and January 2020 and $90,951 performance bonus earned in 2019 which was paid in January 2020.
(8)	Includes $62,057 for health and other insurance and $11,400 for 401(k) plan contributions.
(9)	Includes $56,905 for health and other insurance and $11,200 for 401(k) plan contributions.
(10)

Mr. Lewis became our Chief Executive Officer and President effective September 2, 2020, and his performance bonus was prorated for 2021 and paid in March 2021. Pursuant to his employment agreement, 20% his salary and bonus are paid in cash and 80% are in deferred stock units.

(11)	Includes $25,419 for health and other insurance and $2,341 for 401(k) plan contributions.
(12)

Dr. Boudes became our Chief Medical Officer effective March 2, 2020. He was paid a $100,000 bonus upon joining the Company. His performance bonus of $110,000 was prorated for 2020 and paid in March 2021.

(13)	Includes $74,538 for health and other insurance and $11,400 for 401(k) plan contributions.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

The following table sets forth information regarding all outstanding equity awards held by the NEOs at December 31, 2020. The exercise price of the options is set at the closing price of our stock at the date prior to or as of the date of grant. Outstanding options have been approved by our Compensation Committee and our Board.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Joel Lewis	54,250	(1)	—			2.39	12/14/2027	20,455	(12)	45,819
	35,000	(2)	—			4.72	01/16/2029
	40,000	(3)	—			2.86	01/09/2030
	20,833	(4)	229,167	(4)		2.65	08/31/2030
Pol F. Boudes, M.D.	—	(5)	300,000	(5)		1.75	03/12/2030	—		—	—	—
Jack W. Callicutt	26,000	(6)	—			13.38	01/21/2024	—		—	—	—
	8,706	(7)	—			1.37	01/20/2026
	90,000	(8)	—			5.87	01/15/2028
	90,000	(9)	—			4.16	05/22/2028
	50,000	(10)	—			4.72	01/16/2029
	25,000	(11)	25,000	(11)		2.86	01/09/2030

(1)	100% of the options vested in full on December 14, 2018.
(2)	100% of the options vested in full on January 16, 2020.
(3)	100% of the options vested in full on December 31, 2020.
(4)	One-twelfth of the total options vest quarterly from August 31, 2020, which was the grant date.
(5)	20% of the options vest on each of March 2, 2021, March 2, 2022, and March 2023 and 40% of the options vest on March 2, 2024.
(6)	25% of the options vested on January 21, 2014, the grant date with the remainder vested ratably on a monthly basis over a three-year period.
(7)	25% of the options vested on January 29, 2015, the grant date with the remainder vested ratably on a monthly basis over a three-year period.
(8)	25% of the options vested on January 15, 2018 (grant date), 25% vested on June 30, 2018, and 50% vested on December 31, 2018.
(9)	25% of the options vested on June 30, 2018, 25% vested on September 30, 2018, and 50% vested on December 31, 2018.
(10)	25% of the options vested on June 30, 2019, 25% vested on December 31, 2019, 25% vested on June 30, 2020, and 25% vested on December 31, 2020.
(11)	25% of the options vested on June 30, 2020, 25% vested on December 31, 2020, 25% vest on June 30, 2021, and 25% vest on December 31, 2021.
(12)	Mr. Lewis’ stock awards in the table are from board compensation taken in restricted stock in lieu of cash compensation prior to becoming president and CEO in September 2020.

2009 Incentive Compensation Plan

The options granted under our 2009 Incentive Compensation Plan, the options will become immediately vested and exercisable upon a change of control. Upon termination of employment for cause, all outstanding options immediately terminate. Options remain exercisable for one year following termination due to the executive’s death or disability or retirement, or for twelve months after termination for any other reason other than for cause.

Under the 2009 Incentive Compensation Plan, change of control is defined as:

(1)

the acquisition of beneficial ownership of 50% or more of either the value of then outstanding equity securities of the Company or the combined voting power of our securities, except for any acquisition directly from us, any acquisition by us or any person that owns a controlling interest in the Company, or any acquisition by any of our employee benefit plans;

(2)

during any period of three (3) consecutive years, a majority of the Board is no longer comprised of individuals who, as of the beginning of that period, constituted our Board and individuals whose nomination for election was approved by the Board;

(3)

a reorganization, merger, statutory share exchange or consolidation or similar transaction, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company, in each case unless (i) substantially all of the owners, respectively, of our outstanding shares of common stock or the combined voting power of our securities immediately before the transaction beneficially own more than 50% of, respectively, the common stock and the combined voting power of the securities of the resulting corporation, in substantially the same proportions as their ownership immediately prior to the transaction, (ii) no person owns 50% of, respectively, the common stock and the combined voting power of the securities of the resulting corporation, unless such ownership existed prior to the transaction and (iii) at least a majority of the members of the board of directors of the resulting entity were members of the Board of Directors of the Company at the time of the execution of the initial agreement or of the action of the Board providing for such transaction ; or

(4)	approval by the stockholders of a complete liquidation or dissolution of the Company.

“Disability” is defined as a permanent and total disability (within the meaning of Code Section 22(e)), as determined by a medical doctor satisfactory to the Compensation Committee.

“Cause” means the failure by the executive to perform, in a reasonable manner, his or her duties as assigned by the Company, (ii) any violation or breach by the executive of his or her employment, consulting or other similar agreement with the Company, if any, (iii) any violation or breach by the executive of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company, (iv) any act by the executive of dishonesty or bad faith with respect to the Company, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the executive’s work performance, or (vi) the commission by the executive of any act, misdemeanor, or crime reflecting unfavorably upon the executive or the Company.

2019 Omnibus Equity Incentive Plan

Under the 2019 Omnibus Equity Incentive Plan, if there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the Company’s stock (a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Company will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Company accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Company may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our Common Stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Employment Agreements with our Named Executive Officers

Joel Lewis:

Under Mr. Lewis’ Employment Agreement, the Company is required to furnish a lump sum cash payment to Mr. Lewis upon a termination of Mr. Lewis without “Cause” or upon Mr. Lewis’ resignation for “Good Reason” as such terms are defined in the Employment Agreement or in the event the Company gives notice of non-renewal on or before September 30, 2023.

Under the Deferred Stock Unit Agreement, if a Change in Control of the Company occurs prior to the date on which Mr. Lewis is scheduled to receive shares and cash in an installment payment or in a lump sum (a “Settlement Date”), Mr. Lewis’ account will be credited with the consideration payable in such Change in Control with respect to the shares subject to the DSUs then credited to Mr. Lewis’ Account immediately prior to such Change in Control. If Mr. Lewis’ employment with the Company continues after a

Change in Control, Mr. Lewis’ account will be credited with the cash value of the portion of his base salary and annual performance bonus that would have been credited in the form of DSUs but for the Change in Control. The portion of Mr. Lewis’ Account denominated in cash pursuant to the preceding sentence (i.e., the amount attributable to base salary and annual performance bonuses credited to Mr. Lewis’ Account after the Change in Control) shall be credited with interest at three (3%) percent compounded annually. For avoidance of doubt, a Change in Control shall not result in acceleration of the settlement of Mr. Lewis’ Account and the payment of all amounts or other property credited to Mr. Lewis’ Account in connection with the Change in Control shall be paid or delivered to Mr. Lewis on as soon as reasonably practicable after the Settlement Date.

Pol Boudes:

Under the Employment Agreement with Dr. Boudes, if (i) Dr. Boudes terminates the Agreement for Good Reason (as defined in the Agreement) or (ii) the Company terminates the Agreement without Cause (as defined in the Agreement), then the Company shall pay to Dr. Boudes: (1) the Base Salary accrued through the date of termination, (2)(A) if termination occurs within twelve (12) months of the Commencement Date, an amount equal to three (3) months of the Base Salary, or (B) if such termination occurs after the twelve-month anniversary of the Commencement Date, but prior to the eighteen-month anniversary of the Commencement Date, an amount equal to six (6) months of the Base Salary or (C) if termination occurs after the eighteen-month anniversary of the Commencement Date, but prior to the twenty four-month anniversary of the Commencement Date, an amount equal to nine (9) months of Base Salary or (D) if termination occurs after the twenty four-month anniversary of the Commencement Date, an amount equal to twelve (12) months of the Base Salary, (3) reimbursement of unreimbursed expenses and (4) payment of a portion of the Performance Bonus.

If, within the period ending twelve (12) months after the date of a Change of Control, Dr. Boudes’ employment with the Company is (i) terminated without Cause or (ii) terminated for Good Reason by Dr. Boudes, the Company shall pay to Dr. Boudes (A) the Base Salary accrued through the date of termination, to the extent not theretofore paid, (B) reimbursement of any unreimbursed expenses, (C) a pro-rated amount of the Performance Bonus assuming payout at maximum performance and (D) an amount equal to twelve (12) months of Base Salary, payable in a lump sum no later than thirty (30) days following such termination. Upon any such Change of Control, Dr. Boudes’ unvested Options shall be one hundred percent (100%) vested, but shall otherwise continue to be governed by the terms and conditions of the Plan and the applicable stock option agreement.

Jack Callicutt:

Mr. Callicutt’s Employment Agreement provides that if, within the period ending twelve (12) months after the date of a Change of Control, Mr. Callicutt’s employment with the Company is (i) without Cause by the Company (or by the acquiring or successor business entity following a Change of Control), or (ii) terminated for Good Reason by Mr. Callicutt, the Company shall pay to Mr. Callicutt (A) the Base Salary accrued through the date of termination, to the extent not theretofore paid, (B) reimbursement of any unreimbursed expenses, (C) a portion of the amount of the Performance Bonus (as defined in the Employment Agreement) equal to the maximum amount of the Performance Bonus multiplied by a fraction, (X) the numerator of which shall be the number of days elapsed from the beginning of the calendar year in which such termination occurs and (Y) the denominator of which shall be the total number of days in the calendar year in which such termination occurs (being 365 in a full year and 184 in 2013) and (D) an amount equal to twelve (12) months of Mr. Callicutt’s Base Salary, payable in a lump sum no later than thirty (30) days following such termination. Upon any such Change of Control, Mr. Callicutt’s unvested options to purchase shares of the Company’s common stock shall be one hundred percent (100%) vested but shall otherwise continue to be governed by the terms and conditions of the Stock Option Agreement. However, if, in connection with a transaction that technically meets, or may meet, the definition of Change of Control (as defined in the Employment Agreement), Mr. Callicutt’s employment by the Company or a successor to the Company is terminated, but Mr. Callicutt is immediately re-hired as an employee of a successor to the Company or surviving company in such a transaction in a comparable position, with the same or greater total annual cash compensation, including bonus potential, and with an employment agreement containing substantially equivalent provisions as this Agreement with respect to termination of the Mr. Callicutt and severance, no benefits shall be payable under the Change of Control provision of the Employment Agreement.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Cherry Bekaert LLP as our independent auditors for the fiscal year ending December 31, 2021. We expect that a representative from Cherry Bekaert LLP will be present at the 2021 Annual Meeting, and accordingly, the representative will be given the opportunity to make a statement and respond to any questions.

Vote Required

Approval of this Proposal requires a majority of the votes cast of this Proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP, AS GALECTIN THERAPEUTICS’ INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

FEES PAID TO CHERRY BEKAERT LLP

	Fiscal Year 2020	Fiscal Year 2019
Audit Fees (1)	$135,000	$161,000
Audit-Related Fees (2)	14,323	22,000
Tax Fees	17,000	16,400
All Other Fees	—	—

Total Fees	$166,323	$199,400

(1)

Audit Fees. These are fees for professional services for the audit of our annual financial statements dated December 31, 2020 and 2019 and the and the effectiveness of internal control over financial reporting for the Company as of December 31, 2019 included in our Annual Reports on Form 10-K for fiscal years then ended, and review of financial statements included in our Quarterly Reports on Form 10-Q for each fiscal quarter during the 2020 and 2019 fiscal years.

(2)

Audit-Related Fees. These are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including financial disclosures made in our equity finance documentation and registration statements filed with the SEC that incorporate financial statements and the auditors’ report thereon and reviewed with our Audit Committee on financial accounting/reporting standards.

The Audit Committee has considered whether the provision of non-core audit services to Galectin Therapeutics by Cherry Bekaert LLP is compatible with maintaining independence.

Pre-Approval Policy and Procedures

The Audit Committee of our Board of Directors has adopted policies and procedures which set forth the manner in which the Committee will review and approve all services to be provided by the independent auditor before the auditor is retained to provide such services. The policy requires Audit Committee pre-approval of the terms and fees of the annual audit services engagement, as well as any changes in terms and fees resulting from changes in audit scope or other items. The Audit Committee also pre-approves, on an annual basis, other audit services, and audit-related and tax services set forth in the policy, subject to estimated fee levels, on a project basis and aggregate annual basis, which have been pre-approved by the Committee.

All other services performed by the auditor that are not prohibited non-audit services under SEC or other regulatory authority rules must be separately pre-approved by the Audit Committee. Amounts in excess of pre-approved limits for audit services, audit-related services and tax services require separate pre-approval of the Audit Committee.

Our Chief Financial Officer reports quarterly to the Audit Committee on the status of pre-approved services, including projected fees. All of the services reflected in the above table were approved by the Audit Committee.

PROPOSAL NO. 3

TO ADOPT AND APPROVE AN AMENDMENT TO OUR

RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF COMMON

STOCK FROM 100,000,000 TO 150,000,000 SHARES

Our Board has approved and has recommended that our stockholders adopt and approve, an amendment to our restated articles of incorporation filed with the Nevada Secretary of State on May 29, 2012, as amended (the “Restated Articles of Incorporation), providing for an increase in the number of our common voting shares, having a par value of $0.001 per share (“common stock”), from 100,000,000 to 150,000,000. A form of Certificate of Amendment reflecting this proposed amendment is included in Appendix A to this proxy statement (“Certificate of Amendment”). If adopted and approved by the stockholders, the proposed amendment to our Restated Articles of Incorporation will become effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Nevada. If the amendment to increase our authorized shares of common stock is approved by stockholders at the 2021 Annual Meeting, we intend to file the Certificate of Amendment as soon as practicable following the 2021 Annual Meeting.

Purposes of the Proposed Amendment

As of the date of this proxy and assuming proposals 4 and 5 included are approved, the Company would only have approximately 13 million shares remaining for issuance of the currently authorized shares.    While we believe our current cash resources to be sufficient to fund our operations for at least the next twelve months, we believe that we will need the ability to raise cash in one or more equity financings, including potentially issuing shares to any potential strategic partners, to fund our operations thereafter. This proposal to increase the number of shares of common stock available for issuance will give the Company greater flexibility to conduct such a financing. We do not have any present plan, arrangement or understanding to designate and issue any of the shares of common stock that will become available as a result of this proposed amendment to our Restated Articles of Incorporation. Although, at present, our Board has no immediate plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional 50,000,000 authorized shares of common stock would be available for issuance for various purposes, as our Board may deem advisable, such as for future financings, to satisfy the issuance of shares of common stock on the conversion or exercise of our options, warrants or other convertible securities, to provide equity incentive to employees, officers, consultants and directors, to make stock-based acquisitions and for other general corporate purposes.

The newly authorized common stock would be available for issuance without further action by stockholders except as required by law, our Restated Articles of Incorporation or applicable stock exchange requirements. Any such issuance could have the effect of diluting existing stockholders. Our Restated Articles of Incorporation do not include any preemptive or other rights of stockholders to subscribe for any shares of common stock which may in the future be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock.

Rights of Additional Authorized Shares

The additional common stock to be authorized by stockholder approval of this Proposal No. 3 would have rights identical to the currently outstanding shares of our common stock.

Possible Anti-Takeover Effects of the Proposed Amendment

In addition to the corporate purposes mentioned above, an increase in the number of authorized shares of our common stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid that the Board determines is not in the best interest of the Company and its stockholders. The amendment to our Restated Articles of Incorporation to increase the number of authorized shares of common stock is not being proposed in response to any known effort or threat to acquire control of the Company and is not part of a plan by management to thwart such efforts.

Vote Required

Approval of the proposed amendment to our Restated Articles of Incorporation requires a majority of all votes entitled to be cast on the matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote “against”.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION AND APPROVAL OF AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION INCREASING THE NUMBER OF COMMON STOCK FROM 100,000,000 TO 150,000,000 SHARES.

PROPOSAL NO. 4

TO APPROVE AN AMENDMENT TO OUR 2019 OMNIBUS EQUITY INCENTIVE PLAN TO RESERVE

AN ADDITIONAL 3,000,000 SHARES FOR ISSUANCE UNDER THE PLAN

On September 17, 2021, upon agreement by the Compensation Committee, the Board approved, subject to stockholder approval, an amendment to our 2019 Omnibus Equity Incentive Plan (the “Plan”) to reserve 3,000,000 additional shares for issuance under the Plan.

The Plan, as amended to reflect the additional 3,000,000 shares for issuance under the plan, is attached hereto as Appendix B, and we urge stockholders to review the Plan carefully.

Under applicable NASDAQ rules, the Company is required to obtain stockholder approval of amendment to the Plan. Stockholder approval of the Plan is also required to comply with the incentive stock options rules under Section 422 of the Code. On September 20, 2021, the closing price of our Common Stock as reported by NASDAQ was $3.66.

If approved by the Company’s stockholders, the Plan increase would authorize 3,000,000 additional shares for issuance under the Plan. The number of shares under the Plan would increase from 4,000,000 shares to 7,000,000 shares. The material terms of the Plan are as follows:

Objectives of the Plan

The Plan is intended (a) to allow selected employees of and consultants to the Company and its affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the growth of the Company and its affiliates through incentives which are consistent with the Company’s goals, (c) to provide grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and non-Employee directors, and (e) to attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of the Company’s stockholders.

Summary of the Plan

The following is a summary of certain principal features of the Plan, as proposed to be adopted. This summary is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan, as proposed to be amended and restated, in its entirety which is set forth as Appendix B to this proxy statement.

The Plan will be administered by a committee (the “Incentive Plan Committee” or the “Committee”), which will consist of directors of the Company. However, the Board or the Compensation Committee, as applicable, may reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. Further, the Board of Directors or the Compensation Committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee, except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act.

The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a substitute award) are forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. If any option or other award granted under the Plan is exercised through the tendering of shares or by the withholding of shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for grant under the Plan.

If a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our Common Stock such that the Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards and the related exercise price relating to an award.

Types of Awards

The Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISO;

•	stock appreciation rights, or SARs;

•	restricted shares;

•	deferred stock and restricted stock units;

•	performance units and performance shares;

•	dividend equivalents;

•	bonus shares; and

•	other stock-based awards.

Awards under the Plan may be granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The Committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the Committee and will be set forth in the award agreement, but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option or SAR is determined by the Committee and set forth in the award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of our Common Stock previously owned by the grantee, or with the approval of the Committee, by delivery of shares of our Common Stock acquired upon the exercise of such option or by delivering restricted shares. The Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

Restricted Shares

The Committee may award restricted shares consisting of shares of our Common Stock that remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will be lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The Committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Committee at the time of grant. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement

Performance Shares

The Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Committee and reflected in the award agreement. The Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares

The Committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock or in other property. Dividend equivalents may be granted in conjunction with other awards.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Plan authorizes the Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Performance-Based Awards

The Committee may require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted or becoming exercisable or payable under the Plan, or as a condition to accelerating the timing of such events. The Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals. The Committee retains the discretion in all events to adjust such awards downward. Awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee.

Corporate Transactions

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our Common Stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan, without the written consent of the grantee of such award.

Certain Interests of Directors

In considering the recommendation of the Board with respect to the Plan, stockholders of the Company should be aware that members of the Board may from time to time have interests that present them with conflicts of interest in connection with the proposal to approve the Plan. The Board believes that approval of the Plan will advance the interests of the Company and its stockholders by encouraging employees and directors to make significant contributions to the long-term success of the Company.

Equity Compensation Plans of the Company

Information about the securities issued, or authorized for future issuance, under our equity compensation plans is set forth in the table under the heading “Equity Compensation Plan Information” above.

Vote Required

Approval of this Proposal requires a majority of the votes cast of this Proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2019 OMNIBUS EQUITY INCENTIVE PLAN TO RESERVE AN ADDITIONAL 3,000,000 SHARES FOR ISSUANCE UNDER THE PLAN.

PROPOSAL NO. 5

TO AUTHORIZE AND APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, THE ISSUANCE OF UP TO 7,645,268 SHARES OF OUR COMMON STOCK UPON CONVERSION, EXCHANGE OR OTHERWISE OF PRINCIPAL AND ACCRUED INTEREST TO RICHARD E. UIHLEIN, OUR CHAIRMAN OF THE BOARD OF DIRECTORS, PURSUANT TO THE TERMS OF CERTAIN UNSECURED CONVERTIBLE NOTES AGGREGATING $30,000,000 AND THE RELATED ACCRUED INTEREST.

Background and Description of Proposal

General

On April 16, 2021, the Company and Richard E. Uihlein entered into a debt financing arrangement whereby Mr. Uihlein loaned ten million dollars to Company. In consideration for the loan, the Company issued a convertible promissory note (the “April 2021 Note”) in the principal amount of ten million dollars. The April 2021 Note has maturity date of April 16, 2025 and is convertible into the Company’s common stock at a conversion price equal to $5.00 per share at the option of the noteholder, which was 228% of the closing price of our stock on April 16, 2021. The April 2021 Note bears interest on at the rate of two percent (2%) per annum, compounded annually, and accrues additional interest at a rate of two and one-half percent (2.5%) per quarter (the “Additional Interest”) beginning on the date of issuance of the April 2021 Note and ending on the maturity date, provided however, that such Additional Interest is payable if and only if the noteholder elects to convert the entire balance of the April 2021 Note into the Company’s common stock. Upon maturity of the April 2021 Note, the Company would issue 2,964,864 shares of common stock for conversion of principal and interest, if elected.

On September 17, 2021, the Company and Richard E. Uihlein entered into an additional debt financing arrangement for $20 million whereby Mr. Uihlein loaned ten million dollars to Company upon signing the agreement with an additional ten million dollar loan to close in December 2021. In consideration for the initial loan, the Company issued a convertible promissory note (the “September 2021 Note”) in the principal amount of ten million dollars. The September 2021 Note has maturity date of September 17, 2025 and is convertible into the Company’s common stock at a conversion price equal to $8.64 per share at the option of the noteholder, which is 228% of the closing price of our stock on September 16, 2021. The September 2021 Note bears interest on at the rate of two percent (2%) per annum, compounded annually, and accrues additional interest at a rate of two and one-half percent (2.5%) per quarter (the “Additional Interest”) beginning on the date of issuance of the September 2021 Note and ending on the maturity date, provided however, that such Additional Interest is payable if and only if the noteholder elects to convert the entire balance of the September 2021 Note into the Company’s common stock. Upon maturity of the September 17, 2021 Note, the Company would issue 1,715,540 shares of common stock for conversion of principal and interest, if elected.

The second additional note for $10 million is expected to close on December 17, 2021. The terms of the second additional note will be the same as for the September 2021 Note, and the conversion price will be the greater of 228% of the closing price of our common stock the day prior to closing or $5.00, whichever is greater. If the conversion price for the December 17, 2021 note is $5.00, then 2,964,864 shares of common stock would be issued at maturity for principal and accrued interest, if conversion is elected. If the conversion price of the December 17, 2021 is higher than $5.00, then fewer shares would be required to be issued for the principal and accrued interest at maturity, if conversion is elected.

Purpose and Background for Shareholder Approval

Our Common Stock is listed on the Nasdaq Stock Market and, as such, we are subject to the Nasdaq Stock Market Rules. Nasdaq Listing Rule 5635(b) requires shareholder approval prior to the issuance of common stock when the issuance or potential issuance will result in a change of control of the Company. Subject to certain exceptions, Nasdaq would generally view an issuance as resulting in a change of control if it would result in a shareholder becoming a 20% or greater shareholder.

If each of the Notes are held until maturity and principal and accrued interest are converted into shares of common stock, the maximum number of shares of common stock of the resulting issuance would be 7,645,268. As of the date of this proxy, there are an aggregate of 59,289,952 of shares of common stock outstanding. On a pro forma basis, based on beneficial ownership information as October 1, 2021, the issuance of such number of shares of common stock would result in Mr. Uihlein being the beneficial owner of 26.8% of the Company’s common stock, calculated in accordance with Section 13(d) of the Exchange Act.

Consequently, in order to comply with Nasdaq Listing Rule 5635(b), we are seeking shareholder approval of the issuance of shares of our common stock upon conversion, exchange or otherwise to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of the Notes.

Interests of Certain of the Company’s Directors, Officers and Employees in the Proposal

Richard E. Uihlein is our Chairman of the Board of Directors and has been the Company’s largest individual investor. As an investor, Mr. Uihlein may benefit in that his existing convertible notes in the principal amount of $30,000,000, plus accrued interest, are convertible into shares of common stock at a premium of 228% of the price of the Company’s common stock on the day before closing each note. This conversion price is currently above the market price of common stock but may be “in-the-money” during the term of the Notes.

Potential Effects of Approving this Proposal

If this Proposal is approved, shareholders may be subject to significant dilution. As disclosed above, on a pro forma basis, based on beneficial ownership information as of October 1, 2021, the issuance of such number of shares of common stock would result in Mr. Uihlein being the beneficial owner of 26.8% of the Company’s common stock, calculated in accordance with Section 13(d) of the Exchange Act.

Consequences of Not Approving this Proposal

We believe that the Note financing transactions with Mr. Uihlein are the best and least costly financing source available to us at this time. Generally, unsecured notes are not available to the Company from other lenders, and lenders would seek to obtain rights to convert a note at a discount to the market price, rather than a premium, to the market price. We believe that the terms are more favorable to the Company than terms that the Company could obtain from other parties. We believe that the benefits of the Note financing transactions exceed the potential dilutive effects. If our shareholders do not approve this Proposal, we will be required under the terms of the Notes to return the aggregate principal and accrued interest (with no penalty) to Mr. Uihlein. If we are forced to do so, we may be limited in our ability to raise sufficient funds on acceptable terms to fund our operations and our clinical trials.

Vote Required

Approval of this Proposal requires a majority of the votes cast of this Proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE AND APPROVE, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635, THE ISSUANCE OF UP TO 7,645,268 SHARES OF OUR COMMON STOCK UPON CONVERSION, EXCHANGE OR OTHERWISE OF PRINCIPAL AND ACCRUED INTEREST TO RICHARD E. UIHLEIN, OUR CHAIRMAN OF THE BOARD OF DIRECTORS, PURSUANT TO THE TERMS OF CERTAIN UNSECURED CONVERTIBLE NOTES AGGREGATING $30,000,000 AND THE RELATED ACCRUED INTEREST.

PROPOSAL NO. 6

ADJOURNMENT OF THE 2021 ANNUAL MEETING

In the event there are not sufficient votes at the time of the 2021 Annual Meeting to adopt Proposal 3 (the amendment to the Company’s Restated Articles of Incorporation), the Board of Directors may propose to adjourn the 2021 Annual Meeting to a later date or dates in order to permit the solicitation of additional proxies.

In order to permit proxies that have been received by the Company at the time of the 2021 Annual Meeting to be voted for an adjournment, if necessary, the Company has submitted the proposal to adjourn the 2021 Annual Meeting to you as a separate matter for your consideration.

In this proposal, the Corporation is asking you to authorize the holder of any proxy solicited by its Board of Directors to vote in favor of adjourning the 2021 Annual Meeting and any later adjournments. If the Corporation’s shareholders approve the proposal to adjourn the 2021 Annual Meeting, the Company could adjourn the 2021 Annual Meeting, and any adjourned session of the 2021 Annual Meeting, to use the additional time to solicit additional proxies in favor of the proposal to amend the Company’s Restated Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000 shares. As a result, even if proxies representing a sufficient number of votes against the proposal have been received, the Company could adjourn the 2021 Annual Meeting without a vote on the proposal and seek to convince shareholders to change their votes to votes in favor of the adoption of the proposed amendment to the Corporation’s Restated Articles of Incorporation.

Vote Required

Approval of this Proposal requires a majority of the votes cast of this Proposal. Accordingly, abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO AUTHORIZE THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE 2021 ANNUAL MEETING TO ADOPT THE PROPOSED AMENDMENT TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION.

PROPOSALS OF STOCKHOLDERS

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary at 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071. With respect to proposals made pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, the proposal must be received by our Corporate Secretary by June 14, 2022 for inclusion in our proxy statement and form of proxy. In addition, all stockholder proposals submitted outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates, must be received by our Corporate Secretary by no later than September 4, 2022 nor earlier than August 5, 2022, in order to be considered timely.

Notwithstanding the foregoing, if the date of the 2021 annual meeting of stockholders is scheduled to take place on a date that is more than 30 calendar days from the one year anniversary of the 2020 Annual Meeting of Stockholders, then we will promptly disclose, by filing a current report on Form 8-K, the date by which a nominating stockholder or nominating-stockholder group must submit a proposal to us (i) pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) outside of the stockholder proposal rules promulgated pursuant to Rule 14a-8 under the Exchange Act, including nominations of director candidates.

You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

ANNUAL REPORT

Our Annual Report on Form 10-K, filed with the SEC for the fiscal year ended December 31, 2020, may be obtained by our stockholders without charge, upon written request to our Corporate Secretary. You may also download a copy of our Annual Report on Form 10-K by vising our corporate website at investor.galectintherapeutics.com/financial-information or at www.proxyvote.com.

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is called “householding.” This reduces the volume of duplicate information received at your household and helps to reduce costs. We may “household” your materials based on your prior express or implied consent. A number of brokerage firms have instituted householding. Once a stockholder has received notice from his or her broker that the broker will be householding communications to the stockholder’s address, householding will continue until the stockholder is notified otherwise or until one or more of the stockholders revokes his or her consent.

If you would like to receive your own set of our proxy statement and related materials now or in the future, or if you share an address with another Galectin Therapeutics stockholder and together both of you would like to receive only a single set of our proxy materials in the future, please contact your broker (if you hold your shares in “street name”). Be sure to indicate your name, the name of your brokerage firm or bank, and your account number(s). You can also request prompt delivery of a copy of the proxy statement and related materials by contacting our Corporate Secretary at Galectin Therapeutics, 4960 Peachtree Industrial Blvd., Suite 240, Norcross, GA 30071, Attention: Corporate Secretary; telephone: 678-620-3186; e-mail: callicutt@galectintherapeutics.com.

By Order of the Board of Directors

Jack W. Callicutt
Chief Financial Officer and Corporate Secretary

HOW TO ATTEND THE 2021 ANNUAL MEETING

This year our annual meeting will be a virtual online-only meeting. There will be no physical meeting location. The meeting will only be conducted via live webcast. To participate in the 2021 Annual Meeting, visit www.virtualshareholdermeeting.com/GALT2021 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 10:45 a.m. Eastern Standard Time on December 3, 2021. The meeting will begin promptly at 11:00 a.m. Eastern Standard Time on December 3, 2021.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

If you want to submit question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/GALT2021, type your question into the “Ask a Question” field, and click “Submit.” Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to meeting matters and therefore will not be answered. The 2021 Annual Meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. If you encounter any difficulties accessing the 2021 Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page at www.virtualshareholdermeeting.com/GALT2021.

Appendix A

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY • DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Galectin Therapeutics, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

This Certificate of Amendment amends the Restated Articles of Incorporation by deleting the first sentence of Article III of the Restated Articles of Incorporation and replacing such sentence in its entirety with the following: “The corporation shall have authority to issue an aggregate of 150,000,000 shares, which shall be common voting shares having a par value of $0.001 per share, and 20,000,000 undesignated shares having a par value of $0.01 per share.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendments is:

4. Effective date and time of filing: (optional)	Date:	Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*

If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the alternative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power threof.

IMPORTANT: Failure to Include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised:1-5-15

A-1

Appendix B

GALECTIN THERAPEUTICS INC.

2019 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1 Effective Date of the Plan. The Board of Directors of Galectin Therapeutics Inc., a Nevada corporation (the “Company”), adopted the 2019 Omnibus Equity Incentive Plan (the “Plan”) effective as of September 25, 2019 (the “Effective Date”), subject to approval by the Company’s stockholders.

1.2 Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the failure by the Grantee to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate,

(b) any violation or breach by the Grantee of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any,

(c) any violation or breach by the Grantee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate,

(d) any act by the Grantee of dishonesty or bad faith with respect to the Company or an Affiliate

(e) use of alcohol, drugs or other similar substances in a manner that adversely affects the Grantee’s work performance, or

(f) the commission by the Grantee of any act, misdemeanor, or crime reflecting unfavorably upon the Grantee or the Company or any Affiliate; or

(g) any material misconduct in violation of the Company’s or an Affiliate’s written policies regarding ethical standards, conduct in workplace or safety;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan. The good faith determination by the Committee of whether a Grantee’s actions or omissions constitute grounds to terminate his or her service with the Company or an Affiliate for “Cause” shall be final and binding for all purposes hereunder.

2.7 “CEO” means the Chief Executive Officer of the Company.

2.8 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Common Stock” means the common stock, $0.001 par value, of the Company.

2.13 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14 “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21 “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Management Committee” has the meaning set forth in Section 3.1(b).

2.27 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28 “Option” means an option granted under Article 6 of the Plan.

2.29 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.31 “Performance Share” means any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32 “Performance Unit” means any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.33 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.34 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.35 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36 “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38 “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.39 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.42 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.43 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.44 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45 “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.46 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.47 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate (other than an Eligible Person who is on a bona fide leave of absence) or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.

Administration

3.1 Committee.

(a) Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent, Other Stock-Based Award or Cash Incentive Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings. Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.

Shares Subject to the Plan

4.1 Number of Shares Available for Grants. Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be 7,000,000 Shares. Up to a maximum of 7,000,000 Shares may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares or if such Award is settled in cash, the Shares subject to such Award, to the extent of any such forfeiture, termination or cash settlement, shall again be available for grant under the Plan. In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

The number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

Article 5.

Eligibility and General Conditions of Awards

5.1 Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company unless the Committee accelerates vesting of such Awards within thirty (30) days after such Grantee’s Termination of Affiliation and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards.

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards.

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3.

(a) Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1 Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.

Stock Appreciation Rights

7.1 Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment. Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.

Restricted Shares

8.1 Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock and Restricted Stock Units

10.1 Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery.

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $250,000 in a single calendar year.

Article 15.

Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.

Compliance with Code Section 409A

16.1 Awards Subject to Code Section 409A. The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

16.4 Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Participant becomes Disabled (as defined in Section 2.15(b);

(c) The Participant’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e) A change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay. Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability. Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

16.7 No Acceleration of Distributions. This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 17.

Withholding

17.1 Required Withholding.

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Additional Provisions

18.1 Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4 Securities Law Compliance.

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Participant’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6 No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.7 Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8 Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.9 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10 Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11 Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.12 Participation. No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13 Military Service. Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.14 Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.15 Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16 Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17 Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

GALECTIN THERAPEUTICS INC. 4960 PEACHTREE INDUSTRIAL BLVD., SUITE 240 NORCROSS, GA 30071 ATTN: JACK CALLICUTT

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/GALT2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D60871-P62338	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GALECTIN THERAPEUTICS INC.		For All	Withhold All	For All Except
The Board of Directors recommends you vote “FOR” the listed nominees.		☐	☐	☐

1.	Election of Directors

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

01)	Gilbert F. Amelio, Ph.D.	07)	Marc Rubin, M.D.
02)	James C. Czirr	08)	Elissa J. Schwartz, Ph.D.
03)	Kary Eldred	09)	Harold H. Shlevin, Ph.D.
04)	Kevin D. Freeman	10)	Richard E. Uihlein
05)	Joel Lewis	11)	Richard A. Zordani
06)	Gilbert S. Omenn, M.D.

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain
2.	To ratify the selection by the Audit Committee of the Board of Directors of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3.	To adopt and approve an amendment to our Restated Articles of Incorporation increasing the number of authorized common voting shares (“common stock”) from 100,000,000 to 150,000,000.	☐	☐	☐
4.	To approve an amendment to our 2019 Omnibus Equity Incentive Plan to reserve an additional 3,000,000 shares for issuance under the plan.	☐	☐	☐

    Note: Please sign exactly as name(s) appear(s) hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor,

    administrator, trustee, guardian, or corporate officer, please give title as such.

		For	Against	Abstain
5.	To authorize and approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of up to 7,645,268 shares of our common stock upon conversion, exchange or otherwise of principal and accrued interest to Richard E. Uihlein, our Chairman of the Board of Directors, pursuant to the terms of certain unsecured convertible notes aggregating $30,000,000 and the related accrued interest.	☐	☐	☐
6.

To authorize the adjournment of the annual meeting if necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the annual meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

		☐	☐	☐
7.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

2021 Annual Meeting of Stockholders of Galectin Therapeutics Inc.

to be held virtually via the internet at www.virtualshareholdermeeting.com/GALT2021 on December 3, 2021 at 11:00 A.M. Eastern Standard Time.

The Proxy Statement and Annual Report to Stockholders are available at:

http://www.galectintherapeutics.com

To Vote Your Proxy

Mark, sign and date your Proxy Card on the reverse side, and return it in the postage-paid envelope provided.

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D60872-P62338

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GALECTIN THERAPEUTICS INC.

The undersigned appoints Jack W. Callicutt and Joel Lewis and each of them, as proxies, each with the power of substitution, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of voting stock of Galectin Therapeutics Inc. held of record by the undersigned at the close of business on October 7, 2021 at the 2021 Annual Meeting of Stockholders to be held virtually via the internet at www.virtualshareholdermeeting.com/GALT2021 on December 3, 2021 at 11:00 a.m. Eastern Standard Time or at any adjournment thereof.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED FOR THE PROPOSALS, EACH PROPOSAL WILL BE VOTED “FOR” THE PROPOSAL.

(Continued and to be marked, dated and signed, on the other side)